SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) DECEMBER 10, 1997


                       CONTISECURITIES ASSET FUNDING CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    333-19427            13-2937238
(State or other jurisdiction         (Commission          (IRS Employer
 of incorporation)                   File Number)         ID Number)


277 PARK AVENUE, NEW YORK, NEW YORK                                      10172
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number,
including area code:                                            (212) 207-2840


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.             OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS AND CONSENT OF INDEPENDENT ACCOUNTANTS.

               This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Greenwich Capital Markets, Inc.as an underwriter, in connection with the issuance by ContiMortgage Home Equity Loan Trust 1997-5 of Home Equity Loan Pass-Through Certificates, Series 1997-5. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

    Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1  Computational Materials

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CONTISECURITIES ASSET FUNDING CORP.,
                            as Depositor


                            By: /S/ SUSAN O'DONOVAN
                                ---------------------------
                                Name: Susan O'Donovan
                                Title: Vice President & Chief Financial Officer

Dated: December 9, 1997

                                  EXHIBIT INDEX

EXHIBIT                                                           PAGE

99.1                        Computational Materials


                              CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

--------------------------------------------------------------------------------------------------------------------------------
                                         Computational Materials

             Class                                Expected Ratings                     Final Sch
            Size ($                               (Moody's/Fitch/       Average         Payment          Payment
 CLASS(2)  millions)         Tranche Type               S&P)           Life (3,4)         Date        Window (3,4)      Day Count
===================================================================================================================================

   A-1      103.34    Fixed [Money Market (2a-7)]  P-1/F-1+/A-1+     0.22 years/MAT     1/15/99     1/98-5/98 / 5 mo.   Actual/360
   A-2        675          Floater Seq. PAC         Aaa/AAA/AAA      1.47 years/MAT     10/15/12   5/98-10/00 / 30 mo.  Actual/360
   A-3        63            Fixed Seq. PAC          Aaa/AAA/AAA      3.08 years/MAT     7/15/14    10/00-5/01 / 8 mo.     30/360
   A-4        140           Fixed Seq. PAC          Aaa/AAA/AAA      4.01 years/MAT     6/15/19    5/01-10/02 / 18 mo.    30/360
   A-5        40            Fixed Seq. PAC          Aaa/AAA/AAA      5.10 years/MAT     12/15/20   10/02-6/03 / 9 mo.     30/360
   A-6      115.54          Fixed Seq. PAC          Aaa/AAA/AAA      7.31 years/MAT     3/15/24    6/03-9/09 / 76 mo.     30/360
   A-7        130          Floater Seq. PAC         Aaa/AAA/AAA    1.25 years/MAT/CALL  10/15/12   5/98-4/00 / 24 mo.   Actual/360
   A-8      109.52         Floater Seq. PAC         Aaa/AAA/AAA       4.43 years MAT    3/15/24    4/00-9/09 / 114 mo.  Actual/360
                                                                     4.27 years CALL                      MAT
   A-9      35.605      Floater Seq. Companion      Aaa/AAA/AAA    1.25 years/MAT/CALL  11/15/24   4/00-3/05 / 60 mo.   Actual/360
   A-10     194.875        Auction Rate Seq.        Aaa/AAA/AAA      7.54 years/MAT     1/15/29           CALL          Actual/360
    B       53.120           Companion(5)          Baa3/BBB/BBB-     5.05 years/MAT     1/15/29    5/98-1/01 / 33 mo.     30/360
  A-11IO      ---          Fixed Subordinate        Aaa/AAA/AAAr                                  1/01-10/12 / 142 mo.    30/360
                           Interest Only (6)                                                       1/01-2/07 / 74 mo.

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL     $1,660                --                     --                --              --      -Home Equity Loans-      --
-----------------------------------------------------------------------------------------------------------------------------------
(1)  The information presented is based on a representative cut-off pool as of the 11/18/97 statistical calculation date.
(2)  All Classes are backed by the cashflows from the fixed and adjustable rate collateral on a combined basis.
(3)  See "Pricing Prepayment Speed" below.
(4)  Fixed Rate tranches are priced to maturity; Class A-7, A-8 and A-9
     Certificates are priced to call. The WAL of Class A-7 and A-9 Certificates does not change when run to maturity. The spread to LIBOR of the Floating
     Rate Class A-7, A-8 and A-9 Certificates doubles after the clean-up call date.
(5)  The pass-through rate on the Class A-10 Certificates will be determined pursuant to Auction Procedures. The Auction Rate Companions will be Merrill
     Lynch sole managed.
(6)  Greenwich sole managed.



SELLER AND SERVICER:               ContiMortgage Corporation.

TRUSTEE:                           Manufacturers and Traders Trust Company.

MANAGERS:                          GREENWICH CAPITAL MARKETS (lead manager),
                                   Bear Stearns & Co. Inc., ContiFinancial
                                   Services Corporation, Credit Suisse First
                                   Boston, Merrill Lynch & Co., Morgan Stanley
                                   Dean Witter, Nomura Securities Corp.
                                   (co-managers).

FIXED RATE CERTIFICATES:           All the triple-A Fixed
                                   Rate Certificates with the exception of the Class A-1 [Money Market (2a-7)] will be
                                   Planned Amortization Class ("PAC")
                                   Certificates. The PAC classes will pay
                                   principal according to the amortization
                                   schedule specified below. The triple-B Fixed
                                   Rate Certificates will not be a PAC class and will provide credit support to the triple-A
                                   Fixed and Floating Rate Certificates.
                                   FLOATING RATE CERTIFICATES: The Class A-2,
                                   A-7 and A-8 triple-A Floating Rate
                                   Certificates will be Planned Amortization
                                   Class ("PAC") Certificates. The PAC classes will pay principal according to the amortization schedule specified below. The
                                   Class A-9 and A-10 Floating Rate Certificates will be triple-AAA rated and will be companions to the PAC classes in terms of principal repayment.

GRANTOR TRUST CERTIFICATES:        ContiMortgage Home Equity Loan Trust 1997-5
                                   will issue a $675m fixed rate sequential PAC regular REMIC interest Certificates. The
                                   Class A-2 REMIC Certificates will be
                                   deposited into ContiMortgage Grantor Trust,
                                   Series 1997-A (the "Grantor Trust").
                                   Simultaneously to the deposit of the Class
                                   A-2 REMIC Certificates NatWest Markets will enter into a swap agreement with, and MBIA will issue an insurance policy for, the Grantor Trust. Under the NatWest Swap
                                   Agreement, NatWest Markets will be entitled to receive the fixed rate coupon of the Class
                                   A-2 REMIC Certificates and be obligated to pay a floating rate of interest on the outstanding principal balance of the Class
                                   A-2 REMIC Certificates. The Grantor Trust will issue Class A Certificates with a principal balance equal to the Class A-2
                                   REMIC Certificate balance with a floating rate coupon equal to One Month LIBOR plus 1_ basis points. (See Grantor Trust Term Sheet and diagram)

PRICING PREPAYMENT SPEED:          130% of the prepayment assumption ("PPC")
                                   will be applied to the Fixed Rate Group for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter. 30% CPR will be applied to the Adjustable Rate Group for pricing purposes.

EXPECTED PRICING DATE:             December 5, 1997.

CUT-OFF DATE:                      Close of Business December 15, 1997.

EXPECTED SETTLEMENT:               December 23, 1997 through DTC, Euroclear or
                                   CEDEL.

BEGINNING ACCRUAL PERIOD:          Fixed Rate Certificates, Class A-11IO:
                                   December 16, 1997. Floating Rate
                                   Certificates: December 23, 1997.

FIRST PERIOD # DAYS INTEREST DIST: Fixed Rate Certificates, Class A-11IO: 15
                                   days. Floating Rate Certificates: 23 days.

DISTRIBUTION DATES:                The 15th of each month, beginning January,
                                   1998.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

    -----------------------------------------------------------------------
                             Computational Materials

OPTIONAL CALL:                10% Clean-up call (10% of original aggregate loan
                              balances).

NET AVAILABLE FUNDS CAP:      The Pass-Through Rate with respect to the Floating
                              Rate Certificates [and the Class A-3 through A-6 and B Fixed Rate Certificates] may on any payment date equal the lesser of (x) the Pass-Through Rate for such Class and (y) the weighted average Coupon
                              Rate of the Home Equity Loans, less the sum of (i) an amount, expressed as an annual percentage rate of the outstanding aggregate Loan Balance of the Home Equity Loans, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate
                              Insurer Premium, the Auction Agent Fee and the
                              Broker-Dealer Fee (for the A-10 only), (ii) 0.50% per annum and (iii) for the first 6 Payment Dates the product of (a) 25% per annum and (b) the Class
                              A-11IO Notional Principal Amount divided by the aggregate pool balance, for the 7th through 18th
                              Payment Dates the product of (a) 6.5% per annum and (ii) the Class A-11IO Notional Principal
                              Amount divided by the aggregate pool balance.

TAX STATUS:                   REMIC (except for the Class A-2 Certificates which
                              will be Grantor Trust Certificates).

ERISA ELIGIBILITY:            The Class A certificates are ERISA eligible.

SMMEA ELIGIBILITY:            None of the offered certificates are SMMEA
                              eligible.

THIS PRELIMINARY TERM SHEET IS PROVIDED FOR INFORMATION PURPOSES ONLY, AND DOES NOT CONSTITUTE AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO BUY, THE REFERENCED SECURITIES. IT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY REQUIRE TO MAKE A FULL ANALYSIS OF THE TRANSACTION. ALL AMOUNTS ARE APPROXIMATE AND SUBJECT TO CHANGE. THE INFORMATION CONTAINED HEREIN SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR INFORMATION TERM SHEET FOR THIS TRANSACTION. IN ADDITION, THE INFORMATION CONTAINED HEREIN MAY BE SUPERSEDED BY INFORMATION CONTAINED IN TERM SHEETS CIRCULATED AFTER THE DATE HEREOF AND IS QUALIFIED IN ITS ENTIRETY BY INFORMATION CONTAINED IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. AN OFFERING MAY BE MADE ONLY THROUGH THE DELIVERY OF THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

    -----------------------------------------------------------------------
                          $1,660,000,000 (APPROXIMATE)

                                  ContiMortgage

                          Home Equity Loan Trust 1997-5

                                 Home Equity ABS
    -----------------------------------------------------------------------
                             Computational Materials

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions. Changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates significantly slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless other wise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately be telephone and return the original to such party by mail


                              CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

------------------------------------------------------------------------------------------------------------------------------
                                         Computational Materials

                                                                                   Final
         Class                                 Expected                           Scheduled
         Size                                  Ratings            Average          Payment        Payment
Class(2) ($          Tranche Type             (Moody's/Fitch/    Life (3,4)         Date         Window (3,4)        Day Count
         millions)                              S&P)
===================================================================================================================================
A-1    103.34    Fixed [Money Market (2a-7)]   P-1/A-1+/F-1+   0.22 years/MAT        1/15/99   1/98-5/98 / 5 mo.        Actual/360
A-2       675          Floater Seq. PAC        Aaa/AAA/AAA     1.47 years/MAT       10/15/12   5/98-10/00 / 30 mo.      Actual/360
A-3        63          Fixed Seq. PAC          Aaa/AAA/AAA     3.08 years/MAT        7/15/14  10/00-5/01 / 8 mo.        30/360
A-4       140          Fixed Seq. PAC          Aaa/AAA/AAA     4.01 years/MAT        6/15/19   5/01-10/02 / 18 mo.      30/360
A-5        40          Fixed Seq. PAC          Aaa/AAA/AAA     5.10 years/MAT       12/15/20  10/02-6/03 / 9 mo.        30/360
A-6    115.54          Fixed Seq. PAC          Aaa/AAA/AAA     7.31 years/MAT        3/15/24   6/03-9/09 / 76 mo.       30/360
A-7       130          Floater Seq. PAC        Aaa/AAA/AAA     1.25 years/MAT/CALL  10/15/12   5/98-4/00 / 24 mo.       Actual/360
A-8    109.52          Floater Seq. PAC        Aaa/AAA/AAA     4.43 years MAT        3/15/24   4/00-9/09 / 114 mo. MAT  Actual/360
                                                               4.27 years CALL                 4/00-3/05 / 60 mo. CALL
A-9    35.605          Floater Seq. Companion  Aaa/AAA/AAA     1.25 years/MAT/CALL  11/15/24   5/98-1/01 / 33 mo.       Actual/360
A-10  194.875          Auction Rate Seq.
 B     53.120             Companion(5)         Aaa/AAA/AAA     7.54 years/MAT       1/15/29    1/01-10/12 / 142 mo.     Actual/360
A-11IO  ---            Fixed Subordinate       Baa3/BBB/BBB    5.05 years/MAT       1/15/29    1/01-2/07 / 74 mo.       30/360
                       Interest Only (6)       Aaa/AAA/AAAr                                                             30/360

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL  $1,660                --                     --               --                --     --Home Equity Loans--       --
-----------------------------------------------------------------------------------------------------------------------------------

(1) The information presented is based on a representative cut-off pool as of the 11/18/97 statistical calculation date.
(2) All Classes are backed by the cashflows from the fixed and adjustable rate collateral on a combined basis.
(3)  See "Pricing Prepayment Speed" below.
(4) Fixed Rate tranches are priced to maturity; Class A-7, A-8 and A-9 Certificates are priced to call. The WAL of Class A-7 and A-9 Certificates does not change when run to maturity. The spread to LIBOR of the Floating Rate Class A-7, A-8 and A-9 Certificates doubles after the clean-up call date.
(5) The pass-through rate on the Class A-10 Certificates will be determined pursuant to Auction Procedures. The Auction Rate Companions will be Merrill Lynch sole managed.
(6)  Greenwich sole managed.

SELLER AND SERVICER:           ContiMortgage Corporation.

TRUSTEE:                       Manufacturers and Traders Trust Company.

MANAGERS:                      GREENWICH CAPITAL MARKETS (lead
                               manager), Bear Stearns & Co. Inc., ContiFinancial
                               Services Corporation, Credit Suisse First Boston,
                               Merrill Lynch & Co., Morgan Stanley Dean Witter,
                               Nomura Securities Corp. (co-managers).

FIXED RATE CERTIFICATES:       All the triple-A Fixed Rate
                               Certificates with the exception of the Class A-1
                               [Money Market (2a-7)] will be Planned
                               Amortization Class ("PAC") Certificates. The PAC classes will pay principal according to the amortization schedule specified below. The triple-B Fixed Rate Certificates will not be a PAC class and will provide credit support to the triple-A Fixed and Floating Rate Certificates.

FLOATING RATE CERTIFICATES:    The Class A-2, A-7 and A-8
                               triple-A Floating Rate Certificates will be Planned Amortization Class ("PAC") Certificates.
                               The PAC classes will pay principal according to the amortization schedule specified below. The
                               Class A-9 and A-10 Floating Rate Certificates will be triple-AAA rated and will be companions to the PAC classes in terms of principal repayment.

GRANTOR TRUST CERTIFICATES:   ContiMortgage Home Equity Loan Trust
                              1997-5 will issue a $675m fixed rate sequential
                              PAC regular REMIC interest Certificates. The Class
                              A-2 REMIC Certificates will be deposited into ContiMortgage Grantor Trust, Series 1997-A (the
                              "Grantor Trust"). Simultaneously to the deposit of the Class A-2 REMIC Certificates NatWest Markets will enter into a swap agreement with, and MBIA will issue an insurance policy for, the Grantor
                              Trust. Under the NatWest Swap Agreement, NatWest
                              Markets will be entitled to receive the fixed rate coupon of the Class A-2 REMIC Certificates and be obligated to pay a floating rate of interest on the outstanding principal balance of the Class A-2
                              REMIC Certificates. The Grantor Trust will issue
                              Class A Certificates with a principal balance equal to the Class A-2 REMIC Certificate balance with a floating rate coupon equal to One Month
                              LIBOR plus 1_ basis points. (See Grantor Trust
                              Term Sheet and diagram)

PRICING PREPAYMENT SPEED:     130% of the prepayment assumption
                              ("PPC") will be applied to the Fixed Rate Group for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter. 30%
                              CPR will be applied to the Adjustable Rate Group for pricing purposes.

EXPECTED PRICING DATE:        December 5, 1997.

CUT-OFF DATE:                 Close of Business December 15, 1997.

EXPECTED SETTLEMENT:          December 23, 1997 through DTC, Euroclear or CEDEL.

BEGINNING ACCRUAL PERIOD:     Fixed Rate Certificates, Class A-11IO:
                              December 16, 1997. Floating Rate Certificates:
                              December 23, 1997.

FIRST PERIOD # DAYS INTEREST
DISTRIBUTION:                 Fixed Rate Certificates, Class A-11IO:
                              15 days. Floating Rate Certificates: 23 days.

DISTRIBUTION DATES:           The 15th of each month, beginning
                              January, 1998.

OPTIONAL CALL:                10% Clean-up call (10% of original
                              aggregate loan balances).

NET AVAILABLE FUNDS CAP:      The Pass-Through Rate with respect to
                              the Floating Rate Certificates [and the Class A-3 through A-6 and B Fixed Rate Certificates] may on any payment date equal the lesser of (x) the Pass-Through Rate for such Class and (y) the weighted average Coupon Rate of the Home Equity
                              Loans, less the sum of (i) an amount, expressed as an annual percentage rate of the outstanding aggregate Loan Balance of the Home Equity Loans, equal to the sum of the Servicing Fee, the Trustee
                              Fee, the Certificate Insurer Premium, the Auction
                              Agent Fee and the Broker-Dealer Fee (for the A-10 only), (ii) 0.50% per annum and (iii) for the first 6 Payment Dates the product of (a) 25% per annum and (b) the Class A-11IO Notional Principal
                              Amount divided by the aggregate pool balance, for the 7th through 18th Payment Dates the product of
                              (a) 6.5% per annum and (ii) the Class A-11IO
                              Notional Principal Amount divided by the aggregate pool balance.

TAX STATUS:                   REMIC (except for the Class A-2
                              Certificates which will be Grantor Trust
                              Certificates).

ERISA ELIGIBILITY:            The Class A certificates are ERISA eligible.

SMMEA ELIGIBILITY:            None of the offered certificates are
                              SMMEA eligible.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

TRANSACTION STRUCTURE OVERVIEW

* Principal and interest from the Fixed Rate Loan Group and Adjustable Rate Loan Group will be combined to pay principal and interest on the Class A and Class B Certificates.

*    MBIA will wrap the Class A Certificates only (Class A-1 - A-10, A-11IO).

*    Class A-1 will be a [Money Market (2a-7)] eligible security.

* The Class A-2 through Class A-8 Certificates will be Planned Amortization Class ("PAC") Certificates.

          1. The Class A-2 through A-6 PAC Certificates will pay principal sequentially according to the amortization schedule below. The Class A-7 and A-8 PAC Certificates will also pay principal sequentially according to the amortization schedule below.

          2.   The PAC prepayment bands are:

                 FRMs - 125% PPC to 175% PPC
                 ARMs -  28% CPR to 38% CPR

* The Class A-9 and Class A-10 Certificates will be sequential companion bonds.

* The Pass-Through Rate on the Class A-10 Certificates will be determined pursuant to monthly Auction Rate Procedures.


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

PAC SCHEDULE

             ----------------------------------------------------------------------------------------------------------------------
Period       Class A-2         Class A-3          Class A-4         Class A-5         Class A-6          Class A-7      Class A-8
             ----------------------------------------------------------------------------------------------------------------------
 0     675,000,000.00      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
 1     675,000,000.00      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
 2     675,000,000.00      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
 3     675,000,000.00      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
 4     675,000,000.00      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
 5     661,423,538.01      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     126,853,692.96   109,520,000.00
 6     636,416,485.47      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     121,058,378.58   109,520,000.00
 7     606,881,566.43      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     114,213,743.82   109,520,000.00
 8     576,395,467.75      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00     107,148,675.85   109,520,000.00
 9     544,949,856.92      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      99,861,243.62   109,520,000.00
10     512,793,288.24      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      92,409,048.90   109,520,000.00
11     481,493,920.66      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      85,155,508.13   109,520,000.00
12     453,926,299.70      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      78,766,789.19   109,520,000.00
13     427,093,984.54      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      72,548,475.32   109,520,000.00
14     400,935,215.95      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      66,486,253.97   109,520,000.00
15     375,433,080.83      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      60,576,205.58   109,520,000.00
16     350,571,665.84      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      54,814,642.30   109,520,000.00
17     326,334,803.02      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      49,197,817.23   109,520,000.00
18     302,706,665.36      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      43,722,062.51   109,520,000.00
19     279,671,891.42      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      38,383,818.17   109,520,000.00
20     257,215,629.06      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      33,179,642.27   109,520,000.00
21     235,323,415.04      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      28,106,182.99   109,520,000.00
22     213,981,157.64      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      23,160,174.62   109,520,000.00
23     193,195,749.06      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      18,343,214.40   109,520,000.00
24     172,932,119.06      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00      13,647,174.91   109,520,000.00
25     153,177,232.83      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00       9,069,035.36   109,520,000.00
26     133,918,380.77      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00       4,605,850.34   109,520,000.00
27     115,143,170.38      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00         254,747.92   109,520,000.00
28      96,839,518.34      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00               0.00   105,532,927.83
29      78,995,642.76      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00               0.00   101,397,659.65
30      61,600,055.71      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00               0.00   97,366,281.08
31      44,641,555.84      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00               0.00   93,436,196.23
32      28,109,221.22      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00               0.00   89,604,873.99
33      11,992,402.40      63,000,000.00    140,000,000.00      40,000,000.00    115,540,000.00               0.00   85,869,846.37
34               0.00      59,280,715.58    140,000,000.00      40,000,000.00    115,540,000.00               0.00   82,228,706.96
35               0.00      43,966,796.11    140,000,000.00      40,000,000.00    115,540,000.00               0.00   78,679,749.02
36               0.00      29,161,631.39    140,000,000.00      40,000,000.00    115,540,000.00               0.00   75,248,693.57
37               0.00      29,161,631.39    140,000,000.00      40,000,000.00    115,540,000.00               0.00   75,248,693.57
38               0.00      26,790,109.62    140,000,000.00      40,000,000.00    115,540,000.00               0.00   74,699,100.04
39               0.00      14,815,923.64    140,000,000.00      40,000,000.00    115,540,000.00               0.00   71,924,115.98
40               0.00       3,283,897.99    140,000,000.00      40,000,000.00    115,540,000.00               0.00   69,251,601.34
41               0.00               0.00    132,177,764.51      40,000,000.00    115,540,000.00               0.00   66,677,786.01
42               0.00               0.00    121,481,852.45      40,000,000.00    115,540,000.00               0.00   64,199,038.35
43               0.00               0.00    111,181,066.50      40,000,000.00    115,540,000.00               0.00   61,811,860.06
44               0.00               0.00    101,260,865.69      40,000,000.00    115,540,000.00               0.00   59,512,881.31
45               0.00               0.00     91,707,243.06      40,000,000.00    115,540,000.00               0.00   57,298,856.03
46               0.00               0.00     82,506,706.07      40,000,000.00    115,540,000.00               0.00   55,166,657.35
47               0.00               0.00     73,646,257.69      40,000,000.00    115,540,000.00               0.00   53,113,273.26
48               0.00               0.00     65,113,378.25      40,000,000.00    115,540,000.00               0.00   51,135,802.35
49               0.00               0.00     56,896,007.92      40,000,000.00    115,540,000.00               0.00   49,231,449.79
50               0.00               0.00     48,982,529.83      40,000,000.00    115,540,000.00               0.00   47,397,523.41
51               0.00               0.00     41,361,753.82      40,000,000.00    115,540,000.00               0.00   45,631,429.91
52               0.00               0.00     34,022,900.77      40,000,000.00    115,540,000.00               0.00   43,930,671.28
53               0.00               0.00     26,955,587.54      40,000,000.00    115,540,000.00               0.00   42,292,841.23
54               0.00               0.00     20,149,812.44      40,000,000.00    115,540,000.00               0.00   40,715,621.92
55               0.00               0.00     13,595,941.20      40,000,000.00    115,540,000.00               0.00   39,196,780.61
56               0.00               0.00      7,284,693.53      40,000,000.00    115,540,000.00               0.00   37,734,166.64
57               0.00               0.00      1,207,130.09      40,000,000.00    115,540,000.00               0.00   36,325,708.34
58               0.00               0.00              0.00      35,358,013.66    115,540,000.00               0.00   34,970,191.99
59               0.00               0.00              0.00      29,725,468.72    115,540,000.00               0.00   33,664,865.48
60               0.00               0.00              0.00      24,301,515.24    115,540,000.00               0.00   32,407,879.45
61               0.00               0.00              0.00      19,078,466.41    115,540,000.00               0.00   31,197,452.52
62               0.00               0.00              0.00      14,048,917.86    115,540,000.00               0.00   30,031,868.73
63               0.00               0.00              0.00       9,205,737.33    115,540,000.00               0.00   28,909,475.21
64               0.00               0.00              0.00       4,542,054.63    115,540,000.00               0.00   27,828,679.81
65               0.00               0.00              0.00          51,252.10    115,540,000.00               0.00   26,787,948.90
66               0.00               0.00              0.00               0.00    111,266,955.27               0.00   25,785,805.22
67               0.00               0.00              0.00               0.00    107,103,023.97               0.00   24,820,825.80
68               0.00               0.00              0.00               0.00    103,093,543.75               0.00   23,891,639.99
69               0.00               0.00              0.00               0.00     99,232,817.56               0.00   22,996,927.51
70               0.00               0.00              0.00               0.00     95,515,357.79               0.00   22,135,416.62
71               0.00               0.00              0.00               0.00     91,935,878.59               0.00   21,305,882.35
72               0.00               0.00              0.00               0.00     88,489,288.45               0.00   20,507,144.73
73               0.00               0.00              0.00               0.00     85,170,683.08               0.00   19,738,067.24
74               0.00               0.00              0.00               0.00     81,975,338.54               0.00   18,997,555.09
75               0.00               0.00              0.00               0.00     78,898,704.61               0.00   18,284,553.79
76               0.00               0.00              0.00               0.00     75,936,398.41               0.00   17,598,047.63
77               0.00               0.00              0.00               0.00     73,084,198.29               0.00   16,937,058.24
78               0.00               0.00              0.00               0.00     70,338,037.86               0.00   16,300,643.25
79               0.00               0.00              0.00               0.00     67,694,000.36               0.00   15,687,894.97
80               0.00               0.00              0.00               0.00     65,148,313.08               0.00   15,097,939.07
81               0.00               0.00              0.00               0.00     62,509,828.49               0.00   14,486,477.66
82               0.00               0.00              0.00               0.00     59,903,516.66               0.00   13,882,472.19
83               0.00               0.00              0.00               0.00     57,394,228.07               0.00   13,300,951.59
84               0.00               0.00              0.00               0.00     54,978,376.14               0.00   12,741,084.67
85               0.00               0.00              0.00               0.00     52,652,506.31               0.00   12,202,070.86
86               0.00               0.00              0.00               0.00     50,413,291.19               0.00   11,683,139.02
87               0.00               0.00              0.00               0.00     48,257,525.85               0.00   11,183,546.44
88               0.00               0.00              0.00               0.00     46,182,123.39               0.00   10,702,577.74
89               0.00               0.00              0.00               0.00     44,184,110.56               0.00   10,239,543.86
90               0.00               0.00              0.00               0.00     42,260,623.58               0.00    9,793,781.14
91               0.00               0.00              0.00               0.00     40,408,904.17               0.00    9,364,650.35
92               0.00               0.00              0.00               0.00     38,626,295.63               0.00    8,951,535.82
93               0.00               0.00              0.00               0.00     36,910,239.10               0.00    8,553,844.52
94               0.00               0.00              0.00               0.00     35,258,270.02               0.00    8,171,005.32
95               0.00               0.00              0.00               0.00     33,668,014.63               0.00    7,802,468.08
96               0.00               0.00              0.00               0.00     32,137,186.61               0.00    7,447,702.98
97               0.00               0.00              0.00               0.00     30,663,583.94               0.00    7,106,199.69
98               0.00               0.00              0.00               0.00     29,245,085.73               0.00    6,777,466.70
99               0.00               0.00              0.00               0.00     27,879,649.28               0.00    6,461,030.63
100              0.00               0.00              0.00               0.00     26,565,307.20               0.00    6,156,435.53
101              0.00               0.00              0.00               0.00     25,300,164.63               0.00    5,863,242.29
102              0.00               0.00              0.00               0.00     24,082,396.58               0.00    5,581,027.95
103              0.00               0.00              0.00               0.00     22,910,245.39               0.00    5,309,385.20
104              0.00               0.00              0.00               0.00     21,782,018.21               0.00    5,047,921.71
105              0.00               0.00              0.00               0.00     20,696,084.64               0.00    4,796,259.64
106              0.00               0.00              0.00               0.00     19,650,874.45               0.00    4,554,035.11
107              0.00               0.00              0.00               0.00     18,644,875.33               0.00    4,320,897.63
108              0.00               0.00              0.00               0.00     17,676,630.80               0.00    4,096,509.68
109              0.00               0.00              0.00               0.00     16,744,738.14               0.00    3,880,546.16
110              0.00               0.00              0.00               0.00     15,847,846.40               0.00    3,672,694.01
111              0.00               0.00              0.00               0.00     14,984,654.53               0.00    3,472,651.71
112              0.00               0.00              0.00               0.00     14,153,909.50               0.00    3,280,128.88
113              0.00               0.00              0.00               0.00     13,354,404.57               0.00    3,094,845.85
114              0.00               0.00              0.00               0.00     12,584,977.59               0.00    2,916,533.31
115              0.00               0.00              0.00               0.00     11,844,509.33               0.00    2,744,931.86
116              0.00               0.00              0.00               0.00     11,136,281.03               0.00    2,580,801.94
117              0.00               0.00              0.00               0.00     10,454,627.46               0.00    2,422,830.63
118              0.00               0.00              0.00               0.00      9,798,561.41               0.00    2,270,789.16
119              0.00               0.00              0.00               0.00      9,167,132.11               0.00    2,124,457.19
120              0.00               0.00              0.00               0.00      8,559,423.88               0.00    1,983,622.51
121              0.00               0.00              0.00               0.00      7,974,554.86               0.00    1,848,080.75
122              0.00               0.00              0.00               0.00      7,411,675.76               0.00    1,717,635.10
123              0.00               0.00              0.00               0.00      6,869,968.65               0.00    1,592,095.99
124              0.00               0.00              0.00               0.00      6,348,645.80               0.00    1,471,280.88
125              0.00               0.00              0.00               0.00      5,846,948.62               0.00    1,355,013.96
126              0.00               0.00              0.00               0.00      5,364,146.51               0.00    1,243,125.93
127              0.00               0.00              0.00               0.00      4,899,535.91               0.00    1,135,453.72
128              0.00               0.00              0.00               0.00      4,452,439.25               0.00    1,031,840.32
129              0.00               0.00              0.00               0.00      4,022,204.00               0.00      932,134.51
130              0.00               0.00              0.00               0.00      3,608,201.78               0.00      836,190.66
131              0.00               0.00              0.00               0.00      3,209,827.44               0.00      743,868.52
132              0.00               0.00              0.00               0.00      2,826,498.20               0.00      655,033.04
133              0.00               0.00              0.00               0.00      2,457,652.88               0.00      569,554.17
134              0.00               0.00              0.00               0.00      2,102,751.04               0.00      487,306.66
135              0.00               0.00              0.00               0.00      1,761,272.23               0.00      408,169.91
136              0.00               0.00              0.00               0.00      1,432,715.31               0.00      332,027.76
137              0.00               0.00              0.00               0.00      1,116,597.65               0.00      258,768.38
138              0.00               0.00              0.00               0.00        812,454.52               0.00      188,284.06
139              0.00               0.00              0.00               0.00        519,838.41               0.00      120,471.09
140              0.00               0.00              0.00               0.00        238,318.36               0.00       55,229.61
141              0.00               0.00              0.00               0.00              0.00               0.00            0.00



                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials


CREDIT ENHANCEMENT FOR FIXED AND FLOATING RATE CERTIFICATES

*    CLASS A1-A10 AND A-11IO CREDIT ENHANCEMENT:

     1.   Excess cash;
     2. Overcollateralization building up to a requirement of 1.20% of the aggregate original loan balance;
     3. Subordination of Class B certificates, totaling 3.2% of the aggregate original loan balance;
     4.   MBIA surety.

*    CLASS B CREDIT ENHANCEMENT:

     1.   Excess cash;
     2. Overcollateralization building up to a requirement of 1.20% of the aggregate original loan balance.

EXCESS CASH

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Trustee Fee, Certificate Insurer Fee, Auction Agent Fee and Broker-Dealer Fee (for the Class A-10 only), and Certificate Interest.

OVERCOLLATERALIZATION

     1. Before the Stepdown Date, overcollateralization initially builds to 1.20% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to the MBIA performance triggers);

     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.58% of the outstanding aggregate loan balance of the Fixed and Adjustable Rate Loan Groups;

     3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to MBIA trigger events).

     4. There will be no funding of the overcollateralization for the first 6 months of the transaction (until July 15, 1998).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

INTEREST CASHFLOW PRIORITY
* INTEREST COLLECTIONS (NET OF SERVICING, CERTIFICATE INSURER FEE, TRUSTEE FEE, Auction Agent Fee and Broker-Dealer Fee) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

     1.   Current Interest and Carry-over Interest to the Class A Certificates;
     2.   Current Interest to the Class B Certificates;
     3.   To the overcollateralization to build up to its target amount;
     4.   To Monthly Excess Cashflow Amounts.


PRINCIPAL CASHFLOW PRIORITY
*    PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY PRIOR TO THE STEPDOWN DATE (JANUARY 2001) IF NO TRIGGER EVENT IS IN EFFECT:

     1. First to the Class A [Money Market] until the balance is reduced to zero and then sequentially to the PAC bonds, pro rata between Fixed and Floating, to their scheduled balance;

     2. Remaining principal to Class A-9 Floater companion and A-10 Auction Rate Floater companion sequentially until retired;

     3. Remaining principal sequentially to the Class A PAC bonds, pro rata between Fixed and Floating, until retired;

     4.   Remaining principal to Class B Certificate.

*    PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY ON AND AFTER THE STEPDOWN DATE(JANUARY 2001) IF NO TRIGGER EVENT IS IN EFFECT:

     1. Determine the Triple A Principal Distribution Amount per the Subordination Test (as described below);
     2. First to the Class A [Money Market] until the balance is reduced to zero and then sequentially to the PAC bonds to their scheduled balance to the extent that triple A principal is available;
     3. Remaining Triple A principal to the Class A-9 Floater companion and A-10 Auction Rate Floater companion until retired;
     4.   Sequentially to the Class A PAC bonds until retired.
     5. Non Triple A principal amounts to the Class B Certificates on or after the Step Down Date until retired.
     6.   Monthly Excess Cashflow amounts.

* COLLECTIONS OF PRINCIPAL (INCLUDING ACCELERATED CASH) ON AND AFTER THE STEPDOWN DATE (JANUARY 2001), AND IF NO TRIGGER EVENT IS IN EFFECT WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

         Pay Class A bonds and Class B pro-rata in accordance with enhancement targets, equal to 2.15 times the initial enhancement for each class:

                           TARGETED % OF POOL         TARGET CREDIT ENHANCEMENT
Class A                         90.54%                          9.46%
Class B                          6.88                           2.58
Overcollateralization           2.58
                              100.00%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

PRINCIPAL CASHFLOW PRIORITY (CLASS B SUBORDINATED CERTIFICATES):
* The Class B Certificates will not receive payments of principal until on and after the Stepdown Date, or if a trigger event is in effect.

SUBORDINATION TEST (TO DETERMINE TRIPLE A PRINCIPAL DISTRIBUTION AMOUNT):
* Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.20% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 9.46% credit enhancement.

STEP DOWN DATE:
* The earlier of: (i) the later of (a) the January 2001 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e. the sum of the Subordinated Certificates and OC amount divided by the aggregate of the Fixed and Adjustable Rate Home Equity Loans) is at least 9.46%, and
     (ii) the Payment Date on which the aggregate Class A Balance has been reduced to zero.

SENIOR ENHANCEMENT PERCENTAGE:
* The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS:
* Monthly Excess Cashflow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

     1.   Class A Interest Carry Forward Amount
     2.   Extra Principal Distribution Amount
     3.   Class B Interest Carry Forward Amount
     4.   Unpaid Class B Realized Loss Amortization Amounts
     5.   Servicer for any unreimbursed Delinquency Advances or Servicing
          Advances
     6.   Class C Certificates
     7.   Class R Certificates

NOTE: Interest will not accrue or be payable on any written down amounts with respect to the Class B Certificates.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

DELINQUENCY TRIGGER:

* After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) equals or exceeds the Senior Specified Enhancement Percentage (9.46% = 2.15 X 4.40%).
* Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest).

CUMULATIVE REALIZED LOSS TRIGGER EVENT:
* A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of the Fixed and Adjustable Rate Loan Groups equals or exceeds the following amounts:

Date                                                        Percentages
January 1998-December 1999                                     [1.05%]
January 2000-December 2000                                     [1.80%]
January 2001-December 2001                                     [2.40%]
January 2002-December 2002                                     [2.85%]
January 2003 and thereafter                                    [3.00%]


* Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.14% of the aggregate original balance of the Fixed and Adjustable Rate Loan Groups

                       CONTIMORTGAGE GRANTOR TRUST 1997-A

                                   TERM SHEET

SECURITIES OFFERED:            Class A Certificates.

ORIGINAL PRINCIPAL AMT.:       $675,000,000.

CLASS A CERTIFICATE RATE:      One Month LIBOR plus 1_ bps subject to a cap of
                               10%.

INTEREST METHODOLOGY:          Actual / 360.

DISTRIBUTION DATES:            The 15th of each month, beginning January 1998.

ACCRUAL PERIOD:               From the preceding Distribution Date
                              (or, in the case of the Initial Distribution Date, from the Closing Date) to, but not including, the subsequent Distribution Date.

CLOSING DATE:                 December 23, 1997.

TRUSTEE:                      Manufacturers and Traders Trust Company ("M&T").

TRUST ASSETS:                 Class A-2 Planned Amortization Class
                              ("PAC") from ContiMortgage Home Equity Loan Trust;
                              Series 1997-5; NatWest Swap Agreement; MBIA
                              Insurance Policy.

CLASS A-2 PAC:                $675,000,000, 6.__% fixed rate PAC with
                              a range of 125% to 175% PPC on the fixed rate loans and 28 to 38% CPR on the ARMs.

NATWEST SWAP AGMT.:           NatWest will make interest
                              payments to the Class A Certificateholders at a rate equal to one month LIBOR plus 1_ bps based upon the actual balance of the Class A-2 PAC.
                              NatWest will be entitled to receive the fixed rate coupon of the A-2 PAC based upon the actual balance of the Class A-2 PAC.

MBIA INSURANCE POLICY:        MBIA will issue an insurance policy
                              guaranteeing timely interest and ultimate principal payments to the holders of the Class A
                              Certificates (the "Grantor Trust Policy").

CLASS A DISTRIBUTIONS:        Class A Certificates are entitled to
                              principal and interest distributions on the Class
                              A-2 PAC Certificates (for details on the Class A-2
                              PAC distributions see the ContiMortgage Home
                              Equity Loan Trust 1997-5 term sheet).

INTEREST                      1) Swapped from a fixed rate to a floating rate.

PRINCIPAL                     1) Distributions of principal on the
                              Class A Certificates will reflect all principal distributions on the Class A-2 PAC Certificates.

[GRAPHIC OMITTED]

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

                             COLLATERAL DESCRIPTION

* Collateral statistics are based on a representative pool as of close of business November 17, 1997 (the "statistical calculation date"). The actual statistics may vary.


                                         ARM PORTFOLIO                              FIXED RATE PORTFOLIO
TOTAL OUTSTANDING BALANCE:            $319,942,776.51                                 $818,133,381.71

NUMBER OF LOANS:                      3,351                                            13,219

AVERAGE REMAINING BALANCE:            $95,476.81 (range: $10,000.00 - $435,000.00)    $61,890.72 (range: $624.83 - $414,000.00)

INTEREST RATE INDEX:                  *    18.42% 6-month LIBOR                        *    100.00% fixed rate loans
                                      *    69.12% 2/28 adjustment
                                      *    12.47% 3/27 adjustment

AMORTIZATION METHOD:                  99.96% fully amortizing / 0.04% balloons       51.26% fully amortizing / 48.74% balloons

WA GROSS COUPON:                      10.330% (range: 6.500% - 16.500%)              11.094% (range: 7.190% - 19.990%)

WA GROSS MARGIN /
WA LIFE CAP:                          6.222% Margin / 16.558% Cap                          N/A

WA PERIODIC INTEREST RATE CAPS:       1.052%                                               N/A

WA MONTHS TO ROLL:                    20.78 months                                         N/A

ORIGINAL WEIGHTED AVERAGE TERM:       359.76 months (range: 180-360 months)          226.25 months (range:  60-360 months)

REMAINING WEIGHTED AVERAGE
TERM:                                 358.37 months (range:  178 - 360 months)       224.90 months (range:  52 - 360 months)

SEASONING:                            1.40 months (range:  0 - 16)                     1.35 months (range:  0 - 25 months)

LIEN POSITION:                        100% first                                      93.57% first / 6.43% second

ORIGINAL LTV RATIO:                   79.15% (range: 9.00% - 100.00%)                 73.56% (range:  5.00% - 100.00%)

ORIGINAL CLTV RATIO:                  N/A                                             76.70% (range:  7.30% - 103.66%)

WA DEBT TO INCOME RATIO:              39.00% (range:  3.00% - 72.00%)                 37.95% (range:  2.00% - 94.00%)

CREDIT GRADE:                         60.79% A, 24.19% B, 12.58% C, 2.42% D           57.90% A, 23.26% B, 15.52% C, 3.28% D, 0.03 M

DOCUMENTATION:                        79.08% full doc, 11.27% no doc, 8.61%           82.31% full doc, 7.12% FNMA, 6.16% no income
                                      no income verification, 1.04% FNMA              verification, 4.38% no doc, 0.03% Mixed

PROPERTY TYPE:                        88.76% single family, 3.45% PUD, 5.44%          89.11% single family, 6.58% 2-4 family, 1.24%
                                      2-4 family, 2.35% other                         PUD, 3.07% other

OWNER OCCUPANCY:                      96.10% owner occupied, 3.90% investor owned     95.39% owner occupied, 4.61% investor owned

LOAN PURPOSE:                         47.40% debt consolidation and home              75.08% debt consolidation and home
                                      improvement, 30.66% purchase, 21.94% other      improvement, 9.29% purchase, 15.62% other

GEOGRAPHIC DISTRIBUTION:              CA (15.11%), MI (13.15%), FL (6.56%),           MI (9.97%), OH (9.57%), IL (8.90%), FL
                                      WA (6.18%), OH (5.36%), with all remaining      (7.16%), PA (6.30%), NC (6.28%), NJ (5.77%),
                                      states under 5.00%                              IN (5.52%), NY (5.38%), with all remaining
                                                                                      states under 5.0%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

          RANGE OF                              Outstanding       Pct.
         OUTSTANDING                             Principal         of
      PRINCIPAL BALANCE          Count            Balance        Total
----------------------------  --------------------------------------------
$  624.83  -  25,000.00              1,808       $34,948,665.57     4.27%
25,000.01  -  50,000.00              4,552       170,783,503.58     20.87
50,000.01  -  75,000.00              3,408       209,121,461.30     25.56
75,000.01  - 100,000.00              1,604       139,099,085.59        17
100,000.01  - 125,000.00               851        94,895,200.44      11.6
125,000.01  - 150,000.00               475        64,759,290.35      7.92
150,000.01  - 175,000.00               213        34,341,277.39       4.2
175,000.01  - 200,000.00               121        22,657,983.62      2.77
200,000.01  - 225,000.00                72        15,258,647.07      1.87
225,000.01  - 250,000.00                38         9,046,443.38      1.11
250,000.01  - 275,000.00                28         7,396,604.48       0.9
275,000.01  - 300,000.00                20         5,776,024.79      0.71
300,000.01  - 325,000.00                 8         2,514,636.18      0.31
325,000.01  - 350,000.00                10         3,418,554.32      0.42
350,000.01  - 375,000.00                 6         2,152,253.19      0.26
375,000.01  - 400,000.00                 3         1,144,750.46      0.14
400,000.01  - 414,000.00                 2           819,000.00       0.1
--------------------------------------------  ----------------------------
                       Total:       13,219       818,133,381.71       100
--------------------------------------------  ----------------------------
            Min:          625
            Max:      414,000
           Average:    61,891
---------------------------------------------------------------------------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

                                                  Outstanding        Pct.
                                                    Principal          of
RANGE OF COUPONS                    Count             Balance       Total
---------------------------- -------------- ----------------- -----------
7.19  - 8                              65       $6,139,156.67       0.75%
8.01  - 9                             654       51,314,601.31        6.27
9.01  - 10                          2,305      171,654,391.07       20.98
10.01  - 11                         3,402      228,875,601.35       27.98
11.01  -12                          2,730      168,525,559.24        20.6
12.01  -13                          1,992      105,949,992.78       12.95
13.01  - 14                         1,125       50,364,354.97        6.16
14.01  - 15                           592       23,804,703.61        2.91
15.01  - 16                           179        6,447,275.27        0.79
16.01  - 17                           134        3,752,100.51        0.46
17.01  - 18                            37        1,127,181.49        0.14
18.01  - 19                             3          111,966.35        0.01
19.01  - 19.99                          1           66,497.09        0.01
---------------------------- -------------- ----------------- -----------
Total:                             13,219     $818,133,381.71         100
---------------------------- -------------- ----------------- -----------
Min:   7.19
Max:  19.99
WAC:  11.09
---------------------------- -------------- ----------------- -----------

RANGE OF                                          Outstanding        Pct.
REMAINING                                           Principal          of
TERMS TO MATURITY                   Count             Balance       Total
---------------------------- -------------- ----------------- -----------
52  -  60 months                       44        1,065,565.82       0.13%
61  - 120                             512       14,870,601.49        1.82
121  - 180                          8,409      510,947,025.94       62.45
181  - 240                          1,897      109,365,128.87       13.37
241  - 300                             95        6,098,018.34        0.75
301  - 360                          2,262      175,787,041.25       21.49
---------------------------- -------------- ----------------- -----------
Total:                             13,219     $818,133,381.71         100
---------------------------- -------------- ----------------- -----------
Min:   52
Max:   360
Weighted Average:  225
---------------------------- -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

RANGE OF                                          Outstanding        Pct.
ORIGINAL                                            Principal          of
TERMS TO MATURITY                   Count             Balance       Total
---------------------------- -------------- ----------------- -----------
60  -  60 months                       44        1,065,565.82       0.13%
61  - 120                             512       14,870,601.49        1.82
121  - 180                          8,409      510,947,025.94       62.45
181  - 240                          1,897      109,365,128.87       13.37
241  - 300                             95        6,098,018.34        0.75
301  - 360                          2,262      175,787,041.25       21.49
---------------------------- -------------- ----------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------
Min:  60
Max:   360
Weighted Average:  226
---------------------------- -------------- ----------------- -----------

                                                  Outstanding        Pct.
RANGE OF                                            Principal          of
SEASONING                           Count             Balance       Total
---------------------------- -------------- ----------------- -----------
Less than = 0 months                2,607      168,575,116.48      20.60%
1 - 12                             10,603      648,857,294.56       79.31
13  -  24                               8          620,398.95        0.08
25  -  25                               1           80,571.72        0.01
---------------------------- --------------    -------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------
Min:  0
Max:   25
WEIGHTED AVERAGE:  1
---------------------------- -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

                                       Outstanding       Pct.
RANGE OF                               Principal         of
ORIGINAL LTV               Count       Balance           Total
-------------------------------------------------------- -----------
5.00  - 5                            1        $11,341.14      0.00%
5.01  - 10                          86      1,574,671.19       0.19
10.01  - 15                        317      7,435,222.31       0.91
15.01  - 20                        395     11,122,143.45       1.36
20.01  - 25                        367     11,906,168.08       1.46
25.01  - 30                        323     10,824,614.11       1.32
30.01  - 35                        266      9,430,062.98       1.15
35.01  - 40                        238      8,846,231.67       1.08
40.01  - 45                        270     11,794,978.64       1.44
45.01  - 50                        406     14,898,623.57       1.82
50.01  - 55                        313     13,995,290.31       1.71
55.01  - 60                        546     25,903,511.57       3.17
60.01  - 65                        761     40,701,178.05       4.97
65.01  - 70                      1,082     62,418,419.06       7.63
70.01  - 75                      1,464     94,897,082.11       11.6
75.01  - 80                      3,127    219,989,239.25      26.89
80.01  - 85                      1,948    153,202,473.75      18.73
85.01  - 90                      1,305    118,761,790.04      14.52
90.01  - 95                          2        186,897.08       0.02
95.01  - 100                         2        233,443.35       0.03
-------------------------------------------------------- -----------
Total:                          13,219    818,133,381.71        100
-------------------------------------------------------- -----------
Min:  5
Max:   100
Weighted Average:   73.56
-------------------------------------------------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

                                                Outstanding      Pct.
                                                  Principal        of
ORIGINAL CLTV                       Count           Balance     Total
----------------------------------------- ----------------- -----------
7.30  - 10                              5       $121,742.84     0.01%
10.01  - 15                            22        514,805.22      0.06
15.01  - 20                            44      1,315,511.78      0.16
20.01  - 25                            57      1,484,210.57      0.18
25.01  - 30                            99      2,528,731.84      0.31
30.01  - 35                           130      4,027,640.90      0.49
35.01  - 40                           177      6,060,558.77      0.74
40.01  - 45                           229      9,478,045.09      1.16
45.01  - 50                           420     15,046,743.30      1.84
50.01  - 55                           300     12,633,052.22      1.54
55.01  - 60                           574     26,605,436.84      3.25
60.01  - 65                           808     42,276,216.06      5.17
65.01  - 70                         1,190     65,230,537.96      7.97
70.01  - 75                         1,656    100,289,102.10     12.26
75.01  - 80                         3,592    236,291,391.09     28.88
80.01  - 85                         2,449    168,149,400.63     20.55
85.01  - 90                         1,429    123,612,015.40     15.11
90.01  - 95                            26      1,928,247.54      0.24
95.01  - 100                           11        448,242.86      0.05
100.01  - 103.66                        1         91,748.70      0.01
-----------------------------------------  ----------------------------
Total:                             13,219    818,133,381.71       100
----------------------------------------- ----------------- -----------
Min: 7.3
Max: 103.66
Weighted Average:  76.7
----------------------------------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

                                                    Outstanding         Pct.
                                                      Principal           of
JUNIOR LIEN RATIO                   Count               Balance        Total
---------------------------- --------------   -----------------  -----------
Less than = 0                      11,619       $765,511,223.11       93.57%
5.01 - 10                               9            128,828.87         0.02
10.01 - 15                            106          2,072,753.60         0.25
15.01 - 20                            250          5,785,566.94         0.71
20.01 - 25                            279          7,417,275.04         0.91
25.01 - 30                            245          7,689,233.96         0.94
30.01 - 35                            189          6,803,484.24         0.83
35.01 - 40                            159          5,845,688.97         0.71
40.01 - 45                            101          4,138,643.87         0.51
45.01 - 50                             57          2,349,445.72         0.29
50.01 - 55                             51          2,922,985.99         0.36
55.01 - 60                             30          1,214,798.81         0.15
60.01 - 65                             26          1,239,474.13         0.15
65.01 - 70                             29          1,281,347.54         0.16
70.01 - 75                             23          1,015,823.51         0.12
75.01 - 80                             20          1,018,277.81         0.12
80.01 - 85                             13            729,232.51         0.09
85.01 - 90                              5            331,644.88         0.04
90.01 - 95                              6            491,120.01         0.06
95.01 - 98.26                           2            146,532.20         0.02
---------------------------- --------------   ----------------- -------------
Total:                             13,219        818,133,381.71          100
---------------------------- --------------   -----------------  -----------
Min:   0.00
Max:  98.26
Weighted Average:  36.52*
---------------------------- --------------   -----------------  -----------

* For Second Liens Only

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

RANGE OF                                          Outstanding        Pct.
DEBT TO INCOME                                      Principal          of
RATIO                               Count             Balance       Total
---------------------------- -------------- ----------------- -----------
2.00  - 5                              18       $1,292,234.14       0.16%
5.01  - 10                             93        3,137,720.75        0.38
10.01  - 15                           357       15,027,606.23        1.84
15.01  - 20                           744       34,381,841.90         4.2
20.01  - 25                         1,191       61,430,836.30        7.51
25.01  - 30                         1,431       77,359,440.63        9.46
30.01  - 35                         1,786      104,559,469.78       12.78
35.01  - 40                         2,066      131,954,030.28       16.13
40.01  - 45                         2,314      155,959,656.85       19.06
45.01  - 50                         2,783      198,363,224.19       24.25
50.01  - 55                           404       32,036,925.68        3.92
55.01  - 60                            25        2,118,288.91        0.26
60.01  - 65                             3          268,675.68        0.03
65.01  - 70                             1          144,493.71        0.02
70.01  - 75                             2           62,936.68        0.01
90.01  - 94                             1           36,000.00           0
---------------------------- -------------- ----------------- -----------
TOTAL:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------
Min:   2.00
Max:   94.00
Weighted Average:  37.95
---------------------------- -------------- ----------------- -----------

                                                   Outstanding       Pct.
                                                     Principal         of
DAYS DELINQUENT                     Count              Balance      Total
---------------------------- --------------  ----------------- -----------
0                                  12,893       798,852,302.65      97.64
30                                    310        18,315,605.64       2.24
60                                     16           965,473.42       0.12
---------------------------- --------------  ----------------- -----------
Total:                             13,219       818,133,381.71        100
---------------------------- --------------  ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

                                                  Outstanding        Pct.
                                                    Principal          of
PRODUCT TYPE                        Count             Balance       Total
---------------------------- -------------- ----------------- -----------
05/30 Balloon                           1           77,329.98        0.01
12.5/30 Balloon                         1          123,250.00        0.02
15/20 Balloon                           6          277,227.86        0.03
15/25 Balloon                           1           86,574.24        0.01
15/30 Balloon                       5,775      398,128,529.71       48.66
20/30 Balloon                           1           44,837.82        0.01
Fixed                               7,434      419,395,632.10       51.26
---------------------------- -------------- ----------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------

                                                  Outstanding        Pct.
                                                    Principal          of
LIEN POSITION                       Count             Balance       Total
---------------------------- -------------- ----------------- -----------
1st Lien                           11,619      765,511,223.11       93.57
2nd Lien                            1,600       52,622,158.60        6.43
---------------------------- -------------- ----------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------

                                                  Outstanding        Pct.
                                                    Principal          of
BALLOON                             Count             Balance       Total
---------------------------- -------------- ----------------- -----------
Non-Balloon                         7,434      419,395,632.10       51.26
Balloon                             5,785      398,737,749.61       48.74
---------------------------- -------------- ----------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

                                                  Outstanding        Pct.
PROPERTY                                            Principal          of
TYPE                               Count              Balance       Total
------------------------------------------  ----------------- -----------
2 Units                              557        38,337,728.87       4.69%
3-4 Units                            185        15,474,387.72        1.89
Condo High-Rise                       11           405,811.26        0.05
Condo Low-Rise                        88         4,688,993.56        0.57
Manufactured Housing                 316        16,433,428.88        2.01
Mixed Use                             31         3,525,959.18        0.43
PUD                                  104        10,183,236.36        1.24
Single Family Attached               350        17,295,375.60        2.11
Single Family Detached            11,577       711,788,460.28          87
------------------------------------------  ----------------- -----------
Total:                            13,219       818,133,381.71         100
------------------------------------------  ----------------- -----------

                                                  Outstanding        Pct.
                                                    Principal          of
LOAN PURPOSE                       Count              Balance       Total
------------------------------------------  ----------------- -----------
Debt Consolidation                 9,712       597,211,361.17          73
Other                              2,148       127,824,695.21       15.62
Purchase                           1,029        76,009,708.55        9.29
Home Improvement                     273        13,866,544.58        1.69
Debt Con & HI Combo                   57         3,221,072.20        0.39
------------------------------------------  ----------------- -----------
Total:                            13,219       818,133,381.71         100
------------------------------------------  ----------------- -----------

                                                  Outstanding        Pct.
OCCUPANCY                                           Principal          of
STATUS                              Count             Balance       Total
---------------------------- -------------- ----------------- -----------
Non-owner                             775       37,732,980.51        4.61
Primary                            12,444      780,400,401.20       95.39
---------------------------- -------------- ----------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Fixed Rate Collateral

                                          Outstanding      Pct.
                                            Principal        of
                 STATES        Count          Balance     Total
-----------------------------------------------------------------
Alaska                             1       $25,000.00     0.00%
Arizona                          133     7,250,113.97      0.89
Arkansas                          37     1,702,474.03      0.21
California                       283    25,367,828.82       3.1
Colorado                         140    10,068,614.54      1.23
Connecticut                      110     9,490,071.77      1.16
Delaware                          34     2,361,539.03      0.29
District of Columbia              26     1,932,873.75      0.24
Florida                          986    58,544,260.46      7.16
Georgia                          378    23,506,921.46      2.87
Hawaii                            13     2,172,360.16      0.27
Idaho                             23     1,526,598.66      0.19
Illinois                       1,137    72,801,860.66       8.9
Indiana                          936    45,138,085.10      5.52
Iowa                              35     1,633,225.86       0.2
Kansas                            49     2,366,827.17      0.29
Kentucky                         276    15,281,055.66      1.87
Louisiana                        134     6,802,352.89      0.83
Maine                             16     1,213,564.95      0.15
Maryland                         313    21,966,258.69      2.68
Massachusetts                    255    21,907,573.88      2.68
Michigan                       1,582    81,530,526.36      9.97
Minnesota                        129     8,672,224.31      1.06
Mississippi                      105     5,321,988.91      0.65
Missouri                         305    15,027,270.91      1.84
Montana                            5       329,233.70      0.04
Nebraska                          43     1,957,903.47      0.24
Nevada                            48     3,874,050.72      0.47
New Hampshire                     37     3,299,259.12       0.4
New Jersey                       485    47,227,800.78      5.77
New Mexico                        98     5,156,922.38      0.63
New York                         533    44,000,091.79      5.38
North Carolina                   881    51,371,988.81      6.28
Ohio                           1,325    78,284,504.23      9.57
Oklahoma                          50     2,230,315.56      0.27

                             Computational Materials

Fixed Rate Collateral

                                          Outstanding      Pct.
                                            Principal        of
                 STATES        Count          Balance     Total
-----------------------------------------------------------------
Oregon                            75     5,784,732.53      0.71
Pennsylvania                     888    51,507,967.68       6.3
Rhode Island                      79     6,085,307.74      0.74
South Carolina                   237    11,879,198.07      1.45
South Dakota                       1        32,700.00         0
Tennessee                        234    14,674,022.48      1.79
Texas                            138     8,824,505.05      1.08
Utah                              97     6,189,544.14      0.76
Vermont                            1        25,580.76         0
Virginia                         234    12,934,061.85      1.58
Washington                       101     7,841,250.78      0.96
West Virginia                     23     1,230,303.62      0.15
Wisconsin                        164     9,489,111.79      1.16
Wyoming                            6       291,552.66      0.04
-----------------------------------------------------------------
Total:                        13,219   818,133,381.71       100
-----------------------------------------------------------------

                             Computational Materials

Fixed Rate Collateral

                                                  Outstanding        Pct.
                                                    Principal          of
DOCUMENTATION LEVEL                 Count             Balance       Total
---------------------------- -------------- ----------------- -----------
Standard  Documentation            11,156      673,441,337.54       82.31
FNMA Documentation                    837       58,252,666.72        7.12
Limited Documentation                 684       50,387,849.88        6.16
No Documentation                      540       35,794,018.52        4.38
Mixed Use                               2          257,509.05        0.03
---------------------------- -------------- ----------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------

                                                  Outstanding        Pct.
                                                    Principal          of
CREDIT RATING                       Count             Balance       Total
---------------------------- -------------- ----------------- -----------
A1                                    837      $58,252,666.72       7.12%
A2                                  5,326      360,744,240.45       44.09
A3                                    461       34,972,426.84        4.27
A4                                    253       19,818,829.32        2.42
B1                                  2,918      171,554,870.72       20.97
B3                                    131       10,002,770.36        1.22
B4                                    137        8,720,841.64        1.07
C1                                  2,285      116,362,134.08       14.22
C3                                     73        4,849,650.12        0.59
C4                                    116        5,788,355.18        0.71
D1                                    627       24,780,092.29        3.03
D3                                     19          563,002.56        0.07
D4                                     34        1,465,992.38        0.18
MU                                      2          257,509.05        0.03
---------------------------- -------------- ----------------- -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------- ----------------- -----------

                             Computational Materials

Adjustable Rate Collateral

RANGE OF                                           Outstanding        Pct.
OUTSTANDING                                          Principal          of
PRINCIPAL BALANCE                     Count            Balance       Total
----------------------------  -------------- ----------------- -----------
$ 10,000.00  -  25,000.00                45        $980,351.00       0.31%
25,000.01  -  50,000.00                 587      23,200,873.85        7.25
50,000.01  -  75,000.00                 875      54,575,708.12       17.06
75,000.01  - 100,000.00                 655      57,453,522.20       17.96
100,000.01  - 125,000.00                459      51,605,348.29       16.13
125,000.01  - 150,000.00                299      40,633,778.82        12.7
150,000.01  - 175,000.00                143      23,220,799.89        7.26
175,000.01  - 200,000.00                 98      18,313,525.33        5.72
200,000.01  - 225,000.00                 69      14,582,108.14        4.56
225,000.01  - 250,000.00                 30       7,196,254.42        2.25
250,000.01  - 275,000.00                 23       5,963,920.33        1.86
275,000.01  - 300,000.00                 25       7,209,795.76        2.25
300,000.01  - 325,000.00                 15       4,697,067.00        1.47
325,000.01  - 350,000.00                 14       4,728,899.88        1.48
350,000.01  - 375,000.00                  3       1,113,886.35        0.35
375,000.01  - 400,000.00                  6       2,340,247.40        0.73
400,000.01  - 425,000.00                  2         826,041.78        0.26
425,000.01  - 435,000.00                  3       1,300,647.95        0.41
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:  10,000
Max:  435,000
Average:   95,477
----------------------------  -------------- ----------------- -----------

                             Computational Materials

Adjustable Rate Collateral

                                                   Outstanding        Pct.
RANGE OF                                             Principal          of
CURRENT COUPONS                       Count            Balance       Total
----------------------------  -------------- ----------------- -----------
6.50  - 7                                 6         573,487.32       0.18%
7.01  - 8                                35       3,562,593.66        1.11
8.01  - 9                               279      31,682,103.72         9.9
9.01  - 10                              922      98,827,973.29       30.89
10.01  - 11                           1,213     115,384,741.60       36.06
11.01  - 12                             641      52,114,430.81       16.29
12.01  - 13                             161      11,850,175.42         3.7
13.01  - 14                              66       4,471,665.23         1.4
14.01  - 15                              25       1,348,179.01        0.42
15.01  - 16.0                             2          89,480.31        0.03
16.01  - 16.5                             1          37,946.14        0.01
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:  6.50
Max:   16.50
WAC:   10.33
----------------------------  -------------- ----------------- -----------

RANGE OF                                           Outstanding        Pct.
ORIGINAL                                             Principal          of
TERMS TO MATURITY                     Count            Balance       Total
----------------------------  -------------- ----------------- -----------

180 months                                6         316,116.43       0.10%
181  - 240                                2         162,801.62        0.05
301  - 360                            3,343     319,463,858.46       99.85
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:   180
Max:  360
Weighted Average:  360
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

RANGE OF                                  Outstanding       Pct.
REMAINING                                   Principal         of
TERMS TO MATURITY             Count           Balance      Total
----------------------------------------------------------------
178  - 180 months                 6        316,116.43      0.10%
181  - 240                        2        162,801.62       0.05
301  - 360                    3,343    319,463,858.46      99.85
----------------------------------------------------------------
Total:                        3,351    319,942,776.51        100
----------------------------------------------------------------
Min:   178
Max:  360
             Weighted Average:  358
----------------------------------------------------------------

                                             Outstanding        Pct.
RANGE OF                                       Principal          of
SEASONING                        Count           Balance       Total
-------------------------------------------------------- -----------
0 months                           643     60,899,592.75      19.03%
1 - 12                           2,702    258,554,970.81       80.81
13  -  16                            6        488,212.95        0.15
-------------------------------------------------------- -----------
TOTAL:                           3,351    319,942,776.51         100
-------------------------------------------------------- -----------
Min: 0
Max:  16
Weighted Average:  1
-------------------------------------------------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

                                            Outstanding         Pct.
RANGE OF                                      Principal           of
ORIGINAL LTV                     Count          Balance        Total
-------------------------------------------------------- -----------
9.00  - 10                           1       $10,000.00        0.00%
10.01  - 15                          2        99,851.11         0.03
15.01  - 20                          1        19,991.79         0.01
20.01  - 25                          8       283,794.45         0.09
25.01  - 30                         10       855,880.36         0.27
30.01  - 35                          9       816,136.29         0.26
35.01  - 40                         12       750,706.83         0.23
40.01  - 45                         18     1,267,242.16          0.4
45.01  - 50                         48     3,248,254.85         1.02
50.01  - 55                         52     3,120,660.50         0.98
55.01  - 60                        100     6,782,256.35         2.12
60.01  - 65                        173    13,060,510.71         4.08
65.01  - 70                        298    23,305,622.19         7.28
70.01  - 75                        488    46,401,698.15         14.5
75.01  - 80                        917    90,771,290.97        28.37
80.01  - 85                        589    56,727,536.05        17.73
85.01  - 90                        622    72,086,962.69        22.53
90.01  - 95                          1       107,062.22         0.03
95.01  - 100                         2       227,318.84         0.07
-----------------------------------------------------------------------
Total:                           3,351   319,942,776.51          100
-----------------------------------------------------------------------
Min:   9.00
Max:   100.00
Weighted Average:   79.15
-----------------------------------------------------------------------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

RANGE OF                                           Outstanding        Pct.
DEBT TO INCOME                                       Principal          of
RATIO                                 Count            Balance       Total
----------------------------  -------------- ----------------- -----------
3.00  - 5                                 9      $1,096,380.60       0.34%
5.01  - 10                               14       1,092,482.99        0.34
10.01  - 15                              74       4,537,670.78        1.42
15.01  - 20                             160      11,138,364.82        3.48
20.01  - 25                             226      17,930,010.25         5.6
25.01  - 30                             352      28,810,685.96           9
30.01  - 35                             419      37,122,336.85        11.6
35.01  - 40                             535      52,641,987.54       16.45
40.01  - 45                             665      68,962,494.89       21.55
45.01  - 50                             678      71,555,716.49       22.37
50.01  - 55                             194      22,073,074.76         6.9
55.01  - 60                              21       2,706,073.02        0.85
60.01  - 65                               2         140,436.58        0.04
65.01  - 70                               1          65,100.00        0.02
70.01  - 72                               1          69,960.98        0.02
----------------------------  -------------- -----------------------------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------
Min:   3.00
Max:  72.00
Weighted Average:   39
----------------------------  -------------- -----------------------------

                                                   Outstanding        Pct.
                                                     Principal          of
DAYS DELINQUENT                       Count            Balance       Total
----------------------------  -------------- -----------------------------
0 Days                                3,236     309,064,981.60        96.6
30 Days                                 112      10,447,565.57        3.27
60 Days                                   3         430,229.34        0.13
----------------------------  -------------- -----------------------------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------

                                                   Outstanding        Pct.
                                                     Principal          of
INDEX TYPE                            Count            Balance       Total
----------------------------  -------------- -----------------------------
6 Month LIBOR                         3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

                                                   Outstanding        Pct.
                                                     Principal          of
PRODUCT TYPE                           Count           Balance       Total
----------------------------  --------------  ----------------- -----------
ARM - 2 Year/6Month                    2,365    221,131,863.06       69.12
ARM - 3 Year/6 Month                     378     39,893,939.97       12.47
ARM - 6 Month                            606     58,803,067.24       18.38
ARM - Balloon                              2        113,906.24        0.04
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------

                                                   Outstanding        Pct.
                                                     Principal          of
LIEN POSITION                          Count           Balance       Total
----------------------------  --------------  ----------------- -----------
1st Lien                               3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------

                                                   Outstanding        Pct.
                                                     Principal          of
BALLOON                                Count           Balance       Total
----------------------------  --------------  ----------------- -----------
Balloon                                    2        113,906.24        0.04
Fully Amortizing                       3,349    319,828,870.27       99.96
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------

                                                   Outstanding        Pct.
PROPERTY                                             Principal          of
TYPE                                   Count           Balance       Total
----------------------------  --------------  ----------------- -----------
Single Family Detached                 2,943    280,980,855.17      87.82%
PUD                                       92     11,049,730.87        3.45
2 Units                                  112      9,799,358.02        3.06
3-4 Units                                 69      7,607,114.11        2.38
Condo Low-Rise                            49      3,990,345.40        1.25
Manufactured Housing                      44      3,135,341.99        0.98
Single Family Attached                    37      3,021,659.59        0.94
Condo High-Rise                            4        275,121.36        0.09
Mixed Use                                  1         83,250.00        0.03
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

                                                   Outstanding        Pct.
                                                     Principal          of
LOAN PURPOSE                          Count            Balance       Total
----------------------------  -------------- ----------------- -----------
Debt Consolidation                    1,587     146,525,667.88        45.8
Purchase                                996      98,093,118.23       30.66
Other                                   715      70,202,659.49       21.94
Debt Con & HI Combo                      25       2,674,959.49        0.84
Home Improvement                         28       2,446,371.42        0.76
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------

                                                   Outstanding        Pct.
OCCUPANCY                                            Principal          of
STATUS                                Count            Balance       Total
----------------------------  -------------- ----------------- -----------
Primary                               3,170     307,449,122.88        96.1
Non-owner                               181      12,493,653.63         3.9
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------

                                                   Outstanding        Pct.
                                                     Principal          of
DOCUMENTATION LEVEL                   Count            Balance       Total
----------------------------  -------------- ----------------- -----------
Standard  Documentation               2,756     253,004,244.95       79.08
No Documentation                        341      36,053,706.85       11.27
Limited Documentation                   224      27,545,636.09        8.61
FNMA Documentation                       30       3,339,188.62        1.04
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

                                                   Outstanding        Pct.
                                                     Principal          of
States                                Count            Balance       Total
----------------------------  -------------- ----------------- -----------
Arizona                                 140     $11,541,275.09       3.61%
Arkansas                                  4         462,436.31        0.14
California                              363      48,336,081.77       15.11
Colorado                                119      13,716,149.27        4.29
Connecticut                              51       4,565,839.04        1.43
Delaware                                  6         582,715.88        0.18
District of Columbia                      5         562,235.68        0.18
Florida                                 222      20,984,159.52        6.56
Georgia                                  61       6,111,451.26        1.91
Hawaii                                   12       2,487,715.47        0.78
Idaho                                    37       3,027,070.75        0.95
Illinois                                162      14,855,823.96        4.64
Indiana                                  91       5,886,503.85        1.84
Iowa                                     15         863,464.49        0.27
Kansas                                   21       1,596,714.97         0.5
Kentucky                                 36       2,972,514.97        0.93
Louisiana                                26       2,347,037.62        0.73
Maine                                     4         639,456.32         0.2
Maryland                                 37       3,130,359.27        0.98
Massachusetts                            59       7,014,530.88        2.19
Michigan                                493      42,066,800.04       13.15
Minnesota                                63       4,237,061.90        1.32
Mississippi                               4         220,371.33        0.07
Missouri                                 67       5,390,897.54        1.68
Montana                                  12       1,320,726.72        0.41
Nebraska                                  6         541,046.11        0.17
Nevada                                   42       4,913,236.58        1.54
New Hampshire                             7         736,834.25        0.23
New Jersey                               31       3,687,781.61        1.15
New Mexico                               41       3,264,287.39        1.02
New York                                 21       2,231,761.36         0.7
North Carolina                           62       4,966,750.63        1.55
Ohio                                    239      17,135,346.14        5.36
Oklahoma                                 21       1,587,048.48         0.5
Oregon                                   68       6,908,094.93        2.16
Pennsylvania                             92       7,625,505.45        2.38
Rhode Island                             29       2,728,685.63        0.85
South Carolina                           20       1,911,096.67         0.6
South Dakota                              3         298,236.58        0.09
Tennessee                                23       1,893,041.86        0.59
Texas                                   154      15,091,334.57        4.72
Utah                                    127      14,022,913.18        4.38
Virginia                                 26       2,267,895.59        0.71
Washington                              184      19,771,881.99        6.18
West Virginia                            12       1,014,894.49        0.32
Wisconsin                                29       2,132,136.07        0.67
Wyoming                                   4         293,573.05        0.09
                              -------------------------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------

                             Computational Materials

Adjustable Rate Collateral

                                                   Outstanding        Pct.
                                                     Principal          of
CREDIT RATING                         Count            Balance       Total
----------------------------  -------------- ----------------- -----------
A1                                       30      $3,339,188.62       1.04%
A2                                    1,428     147,091,675.15       45.97
A3                                      151      19,171,309.95        5.99
A4                                      215      24,930,129.82        7.79
B1                                      754      64,601,855.70       20.19
B3                                       48       6,251,640.21        1.95
B4                                       65       6,559,330.33        2.05
C1                                      475      35,745,777.01       11.17
C3                                       19       1,683,655.74        0.53
C4                                       37       2,827,648.63        0.88
D1                                       99       5,564,937.09        1.74
D3                                        6         439,030.19        0.14
D4                                       24       1,736,598.07        0.54
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------

                                                   Outstanding        Pct.
RANGE OF                                             Principal          of
MARGINS                               Count            Balance       Total
----------------------------  -------------- ----------------- -----------
2.50  - 5                               201      21,451,213.54       6.70%
5.01  - 10                            3,143     297,907,717.28       93.11
10.01  - 11.1                             7         583,845.69        0.18
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:   2.50
Max:   11.10
Weighted Average:   6.22
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

INITIAL                                            Outstanding        Pct.
PERIODIC                                             Principal          of
CAP                                   Count            Balance       Total
----------------------------  -------------- ----------------- -----------
1.00%                                   595     $57,817,106.93      18.07%
1.5                                     163      15,923,355.00        4.98
2                                        55       4,811,028.06         1.5
2.88                                      1         111,951.76        0.03
3                                     2,509     238,515,345.53       74.55
6                                        18       1,664,779.32        0.52
7                                        10       1,099,209.91        0.34
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:   1.00
Max:   7.00
Weighted Average:  2.58
----------------------------  -------------- ----------------- -----------

                                                   Outstanding        Pct.
PERIODIC                                             Principal          of
RATE CAP                              Count            Balance       Total
----------------------------  -------------- ----------------- -----------
1.00%                                 3,051    $290,542,945.24      90.81%
1.5                                     285      28,198,891.29        8.81
2                                         1          41,984.69        0.01
3                                        13       1,101,597.68        0.34
6                                         1          57,357.61        0.02
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min: 1.00
Max: 6.00
Weighted Average: 1.05
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

                                                   Outstanding        Pct.
                                                     Principal          of
MAXIMUM RATE                          Count            Balance       Total
----------------------------  -------------- ----------------- -----------
12.5 - 13                                 4         307,388.66       0.10%
13.01 - 14                               25       2,594,610.48        0.81
14.01 - 15                              186      21,357,910.71        6.68
15.01 - 16                              810      88,615,708.45        27.7
16.01 - 17                            1,195     114,619,909.01       35.83
17.01 - 18                              756      64,277,851.58       20.09
18.01 - 19                              237      18,329,986.47        5.73
19.01 - 20                               98       7,558,361.55        2.36
20.01 - 21                               32       1,952,388.31        0.61
21.01 - 22                                6         260,940.66        0.08
22.01 - 23                                1          29,774.49        0.01
23.01 - 23.5                              1          37,946.14        0.01
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:  12.50
Max: 23.50
Weighted Average: 16.56
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

                                                   Outstanding        Pct.
                                                     Principal          of
MINIMUM RATE                          Count            Balance       Total
----------------------------  -------------- ----------------- -----------
6.5 - 7.00%                               6         573,487.32       0.18%
7.01 - 8                                 35       3,562,593.66        1.11
8.01 - 9                                284      32,273,677.11       10.09
9.01 - 10                               913      97,545,927.10       30.49
10.01 - 11                            1,206     114,529,744.33        35.8
11.01 - 12                              639      51,921,075.18       16.23
12.01 - 13                              164      12,060,976.60        3.77
13.01 - 14                               63       4,333,645.42        1.35
14.01 - 15                               34       2,679,793.05        0.84
15.01 - 16                                5         381,910.60        0.12
16.01 - 17                                2          79,946.14        0.02
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min.6.50
Max:  16.50
Weighted Average: 10.35
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

Adjustable Rate Collateral

NEXT RATE                                                Outstanding        Pct.
ADJUSTMENT                                                 Principal          of
DATE                                Count                    Balance       Total
------------------------------------------         ----------------- -----------
1998-01                                42              $4,125,112.99       1.29%
1998-02                                75               6,944,568.95        2.17
1998-03                               196              19,747,023.07        6.17
1998-04                               200              19,228,304.80        6.01
1998-05                                78               7,270,905.60        2.27
1998-06                                10                 799,569.54        0.25
1998-11                                 5                 687,582.29        0.21
1999-01                                 1                 161,060.72        0.05
1999-02                                 2                 323,526.19         0.1
1999-03                                 1                 171,339.45        0.05
1999-04                                 3                 188,678.37        0.06
1999-05                                 3                 324,289.52         0.1
1999-06                                21               2,537,460.46        0.79
1999-07                                60               4,908,442.32        1.53
1999-08                               176              15,658,022.83        4.89
1999-09                               711              64,542,378.79       20.17
1999-10                               979              93,947,648.16       29.36
1999-11                               407              38,181,252.49       11.93
1999-12                                 3                 301,670.00        0.09
2000-03                                 1                 249,541.11        0.08
2000-05                                 1                  69,204.58        0.02
2000-06                                 1                  60,297.09        0.02
2000-07                                 5                 493,653.71        0.15
2000-08                                19               1,630,339.53        0.51
2000-09                               100              10,596,260.18        3.31
2000-10                               165              16,975,604.77        5.31
2000-11                                86               9,819,039.00        3.07
--------------------------------------------------------------------------------
Total:                              3,351             319,942,776.51         100
--------------------------------------------------------------------------------
Min (in months): 2
Max:  36
Weighted Average:  20.78
--------------------------------------------------------------------------------


                             Computational Materials

TO MATURITY


FRM                     0% PPC      50% PPC      75% PPC      100% PPC      130% PPC     140% PPC      160% PPC        200% PPC
ARM                     0% CPR      15% CPR      20% CPR       25% CPR       30% CPR      32% CPR       36% CPR         48% CPR

Class A-1
Avg. Life                 2.20         0.39         0.31          0.26          0.22         0.21          0.19            0.16
Start Prin.             Jan-98       Jan-98       Jan-98        Jan-98        Jan-98       Jan-98        Jan-98          Jan-98
End Prin.             Sep-2002       Aug-98       Jul-98        Jun-98        May-98       May-98        Apr-98          Mar-98
Window (mos)                57            8            7             6             5            5             4               3

Class A-2
Avg. Life                12.83         3.10         2.24          1.75          1.47         1.47          1.47            1.32
Start Prin.           Sep-2002       Aug-98       Jul-98        Jun-98        May-98       May-98        May-98          May-98
End Prin.             Oct-2012     Apr-2004     Jun-2002      Jun-2001      Oct-2000     Oct-2000      Oct-2000        May-2000
Window (mos)               122           69           48            37            30           30            30              25

Class A-3
Avg. Life                15.17         6.73         4.79          3.68          3.08         3.08          3.08            2.51
Start Prin.           Oct-2012     Apr-2004     Jun-2002      Jun-2001      Oct-2000     Oct-2000      Oct-2000        May-2000
End Prin.             Mar-2014     Feb-2005     Feb-2003      Nov-2001      May-2001     May-2001      May-2001        Aug-2000
Window (mos)                18           11            9             6             8            8             8               4

Class A-4
Avg. Life                18.84         8.33         5.95          4.57          4.01         4.01          4.01            3.24
Start Prin.           Mar-2014     Feb-2005     Feb-2003      Nov-2001      May-2001     May-2001      May-2001        Aug-2000
End Prin.             Jun-2019     Jul-2007     Nov-2004      Apr-2003      Oct-2002     Oct-2002      Oct-2002        Dec-2001
Window (mos)                64           30           22            18            18           18            18              17



                             Computational Materials

TO MATURITY

FRM                   0% PPC     50% PPC     75% PPC      100% PPC     130% PPC      140% PPC       160% PPC       200% PPC
ARM                   0% CPR     15% CPR     20% CPR       25% CPR      30% CPR       32% CPR        36% CPR        48% CPR

Class A-5
Avg. Life              22.27       10.02        7.20          5.53         5.10          5.10           5.10           4.23
Start Prin.         Jun-2019    Jul-2007    Nov-2004      Apr-2003     Oct-2002      Oct-2002       Oct-2002       Dec-2001
End Prin.           Dec-2020    Jun-2008    Jul-2005      Oct-2003     Jun-2003      Jun-2003       Jun-2003       Jul-2002
Window (mos)              19          12           9             7            9             9              9              8

Class A-6
Avg. Life              24.71       11.93        8.71          7.37         7.31          7.31           7.31           6.09
Start Prin.         Dec-2020    Jun-2008    Jul-2005      Oct-2003     Jun-2003      Jun-2003       Jun-2003       Jul-2002
End Prin.           Mar-2024    Jul-2011    Sep-2009      Sep-2009     Sep-2009      Sep-2009       Sep-2009       Nov-2007
Window (mos)              40          38          51            72           76            76             76             65

Class A-7
Avg. Life              12.43        2.60        1.88          1.48         1.25          1.25           1.25           1.15
Start Prin.         Sep-2002      Aug-98      Jul-98        Jun-98       May-98        May-98         May-98         May-98
End Prin.           Oct-2012    Dec-2002    Jul-2001      Sep-2000     Apr-2000      Apr-2000       Apr-2000         Nov-99
Window (mos)             122          53          37            28           24            24             24             19

Class A-8
Avg. Life              19.11        8.48        6.10          4.86         4.43          4.43           4.43           3.66
Start Prin.         Oct-2012    Dec-2002    Jul-2001      Sep-2000     Apr-2000      Apr-2000       Apr-2000         Nov-99
End Prin.           Mar-2024    Jul-2011    Sep-2009      Sep-2009     Sep-2009      Sep-2009       Sep-2009       Nov-2007
Window (mos)             138         104          99           109          114           114            114             97



                             Computational Materials

TO MATURITY

FRM                   0% PPC      50% PPC      75% PPC     100% PPC      130% PPC      140% PPC       160% PPC      200% PPC
ARM                   0% CPR      15% CPR      20% CPR      25% CPR       30% CPR       32% CPR        36% CPR       48% CPR

Class A-9
Avg. Life              26.59        14.08        10.10         6.78          1.25          0.53           0.36          0.30
Start Prin.         Mar-2024     Jul-2011     Aug-2007     Apr-2004        May-98        May-98         Apr-98        Mar-98
End Prin.           Nov-2024     Jul-2012     Jul-2008     Apr-2005      Jan-2001        Oct-98         May-98        Apr-98
Window (mos)               9           13           12           13            33             6              2             2

Class A-10
Avg. Life              28.44        16.66        13.90        11.10          7.54          5.86           2.85          0.64
Start Prin.         Nov-2024     Jul-2012     Jul-2008     Apr-2005      Jan-2001        Oct-98         May-98        Apr-98
End Prin.           Sep-2027     Feb-2024     Mar-2019     Mar-2015      Oct-2012      Sep-2012       Nov-2010        Jan-99
Window (mos)              35          140          129          120           142           168            151            10

Class B
Avg. Life              22.53        10.95         8.31         6.42          5.05          4.72           4.21          3.57
Start Prin.         Oct-2012     Dec-2003     Mar-2002     Apr-2001      Jan-2001      Jan-2001       Jan-2001      Jan-2001
End Prin.           Sep-2026     Jul-2013     Oct-2012     Sep-2009      Feb-2007      Jun-2006       May-2005      Jul-2003
Window (mos)             168          116          128          102            74            66             53            31



                             Computational Materials

TO CALL

FRM                   0% PPC      50% PPC       75% PPC      100% PPC     130% PPC      140% PPC      160% PPC       200% PPC
ARM                   0% CPR      15% CPR       20% CPR       25% CPR      30% CPR       32% CPR       36% CPR        48% CPR

Class A-5
Avg. Life              22.27        10.02          7.20          5.53         5.10          5.10          5.10           4.22
Start Prin.         Jun-2019     Jul-2007      Nov-2004      Apr-2003     Oct-2002      Oct-2002      Oct-2002       Dec-2001
End Prin.           Dec-2020     Jun-2008      Jul-2005      Oct-2003     Jun-2003      Jun-2003      Jun-2003       May-2002
Window (mos)              19           12             9             7            9             9             9              6

Class A-6
Avg. Life              24.71        11.93          8.71          7.25         6.66          6.41          5.78           4.39
Start Prin.         Dec-2020     Jun-2008      Jul-2005      Oct-2003     Jun-2003      Jun-2003      Jun-2003       May-2002
End Prin.           Mar-2024     Jul-2011      Sep-2009      Apr-2007     Mar-2005      Sep-2004      Oct-2003       May-2002
Window (mos)              40           38            51            43           22            16             5              1

Class A-8
Avg. Life              19.11         8.48          6.10          4.83         4.27          4.21          4.06           3.24
Start Prin.         Oct-2012     Dec-2002      Jul-2001      Sep-2000     Apr-2000      Apr-2000      Apr-2000         Nov-99
End Prin.           Mar-2024     Jul-2011      Sep-2009      Apr-2007     Mar-2005      Sep-2004      Oct-2003       May-2002
Window (mos)             138          104            99            80           60            54            43             31

Class A-9
Avg. Life              26.59        14.08         10.10          6.78         1.25          0.53          0.36           0.30
Start Prin.         Mar-2024     Jul-2011      Aug-2007      Apr-2004       May-98        May-98        Apr-98         Mar-98
End Prin.           Nov-2024     Jul-2012      Jul-2008      Apr-2005     Jan-2001        Oct-98        May-98         Apr-98
Window (mos)               9           13            12            13           33             6             2              2



                             Computational Materials

TO CALL

FRM                   0% PPC      50% PPC       75% PPC      100% PPC       130% PPC     140% PPC       160% PPC       200% PPC
ARM                   0% CPR      15% CPR       20% CPR       25% CPR        30% CPR      32% CPR        36% CPR        48% CPR

Class A-10
Avg. Life              27.57        14.81         11.82          8.97           6.03         4.69           2.36           0.64
Start Prin.         Nov-2024     Jul-2012      Jul-2008      Apr-2005       Jan-2001       Oct-98         May-98         Apr-98
End Prin.           Aug-2025     Oct-2012      Dec-2009      Apr-2007       Mar-2005     Sep-2004       Oct-2003         Jan-99
Window (mos)              10            4            18            25             51           72             66             10

Class B
Avg. Life              22.45        10.94          8.13          6.27           4.93         4.61           4.12           3.50
Start Prin.         Oct-2012     Dec-2003      Mar-2002      Apr-2001       Jan-2001     Jan-2001       Jan-2001       Jan-2001
End Prin.           Aug-2025     Oct-2012      Dec-2009      Apr-2007       Mar-2005     Sep-2004       Oct-2003       May-2002
Window (mos)             155          107            94            73             51           45             34             17



                             Computational Materials

Decrement Tables: Class A-1
TO MATURITY

FRM                0% PPC     50% PPC      75% PPC      100% PPC         130% PPC      140% PPC         160% PPC          200% PPC
ARM                0% CPR     15% CPR      20% CPR       25% CPR          30% CPR       32% CPR          36% CPR           48% CPR
   Dec-1997      100%        100%         100%          100%             100%          100%             100%              100%
   Dec-1998       67%          0%           0%            0%               0%            0%               0%                0%
   Dec-1999       51%          0%           0%            0%               0%            0%               0%                0%
   Dec-2000       34%          0%           0%            0%               0%            0%               0%                0%
   Dec-2001       15%          0%           0%            0%               0%            0%               0%                0%
   Dec-2002        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2003        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2004        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2005        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2006        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2007        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2008        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2009        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2010        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2011        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2012        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2013        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2014        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2015        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2016        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2017        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2018        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2019        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2020        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2021        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2022        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2023        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2024        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2025        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2026        0%          0%           0%            0%               0%            0%               0%                0%
   Dec-2027        0%          0%           0%            0%               0%            0%               0%                0%
 WAL Years         2.20        0.39         0.31          0.26             0.22          0.21             0.19              0.16



                             Computational Materials

Decrement Tables: Class A-2
TO MATURITY

FRM           0% PPC      50% PPC      75% PPC          100% PPC         130% PPC          140% PPC         160% PPC      200% PPC
ARM           0% CPR      15% CPR      20% CPR           25% CPR          30% CPR           32% CPR          36% CPR       48% CPR
    Dec-97      100%         100%         100%              100%             100%              100%             100%          100%
    Dec-98      100%          90%          82%               74%              67%               67%              67%           67%
    Dec-99      100%          68%          53%               38%              26%               26%              26%           13%
  Dec-2000      100%          49%          28%               10%               0%                0%               0%            0%
  Dec-2001      100%          31%           8%                0%               0%                0%               0%            0%
  Dec-2002       99%          16%           0%                0%               0%                0%               0%            0%
  Dec-2003       96%           3%           0%                0%               0%                0%               0%            0%
  Dec-2004       93%           0%           0%                0%               0%                0%               0%            0%
  Dec-2005       89%           0%           0%                0%               0%                0%               0%            0%
  Dec-2006       85%           0%           0%                0%               0%                0%               0%            0%
  Dec-2007       81%           0%           0%                0%               0%                0%               0%            0%
  Dec-2008       76%           0%           0%                0%               0%                0%               0%            0%
  Dec-2009       71%           0%           0%                0%               0%                0%               0%            0%
  Dec-2010       65%           0%           0%                0%               0%                0%               0%            0%
  Dec-2011       59%           0%           0%                0%               0%                0%               0%            0%
  Dec-2012        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2013        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2014        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2015        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2016        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2017        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2018        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2019        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2020        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2021        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2022        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2023        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2024        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2025        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2026        0%           0%           0%                0%               0%                0%               0%            0%
  Dec-2027        0%           0%           0%                0%               0%                0%               0%            0%
WAL Years        12.83         3.10         2.24              1.75             1.47              1.47             1.47          1.32



                             Computational Materials

Decrement Tables: Class A-3
TO MATURITY

FRM              0% PPC     50% PPC   75% PPC     100% PPC         130% PPC          140% PPC         160% PPC      200% PPC
ARM              0% CPR     15% CPR   20% CPR      25% CPR          30% CPR           32% CPR          36% CPR       48% CPR
     Dec-97        100%        100%      100%         100%             100%              100%             100%          100%
     Dec-98        100%        100%      100%         100%             100%              100%             100%          100%
     Dec-99        100%        100%      100%         100%             100%              100%             100%          100%
   Dec-2000        100%        100%      100%         100%              46%               46%              46%            0%
   Dec-2001        100%        100%      100%           0%               0%                0%               0%            0%
   Dec-2002        100%        100%       14%           0%               0%                0%               0%            0%
   Dec-2003        100%        100%        0%           0%               0%                0%               0%            0%
   Dec-2004        100%         18%        0%           0%               0%                0%               0%            0%
   Dec-2005        100%          0%        0%           0%               0%                0%               0%            0%
   Dec-2006        100%          0%        0%           0%               0%                0%               0%            0%
   Dec-2007        100%          0%        0%           0%               0%                0%               0%            0%
   Dec-2008        100%          0%        0%           0%               0%                0%               0%            0%
   Dec-2009        100%          0%        0%           0%               0%                0%               0%            0%
   Dec-2010        100%          0%        0%           0%               0%                0%               0%            0%
   Dec-2011        100%          0%        0%           0%               0%                0%               0%            0%
   Dec-2012         42%          0%        0%           0%               0%                0%               0%            0%
   Dec-2013          8%          0%        0%           0%               0%                0%               0%            0%
   Dec-2014          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2015          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2016          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2017          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2018          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2019          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2020          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2021          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2022          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2023          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2024          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2025          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2026          0%          0%        0%           0%               0%                0%               0%            0%
   Dec-2027          0%          0%        0%           0%               0%                0%               0%            0%
WAL Years          15.17        6.73      4.79         3.68             3.08              3.08             3.08          2.51



                             Computational Materials

Decrement Tables: Class A-4
TO MATURITY
FRM             0% PPC     50% PPC          75% PPC          100% PPC         130% PPC      140% PPC         160% PPC    00% PPC
ARM             0% CPR     15% CPR          20% CPR           25% CPR          30% CPR       32% CPR          36% CPR    48% CPR
    Dec-97        100%        100%             100%              100%             100%          100%             100%       100%
    Dec-98        100%        100%             100%              100%             100%          100%             100%       100%
    Dec-99        100%        100%             100%              100%             100%          100%             100%       100%
  Dec-2000        100%        100%             100%              100%             100%          100%             100%        54%
  Dec-2001        100%        100%             100%               93%              47%           47%              47%         0%
  Dec-2002        100%        100%             100%               17%               0%            0%               0%         0%
  Dec-2003        100%        100%              45%                0%               0%            0%               0%         0%
  Dec-2004        100%        100%               0%                0%               0%            0%               0%         0%
  Dec-2005        100%         62%               0%                0%               0%            0%               0%         0%
  Dec-2006        100%         21%               0%                0%               0%            0%               0%         0%
  Dec-2007        100%          0%               0%                0%               0%            0%               0%         0%
  Dec-2008        100%          0%               0%                0%               0%            0%               0%         0%
  Dec-2009        100%          0%               0%                0%               0%            0%               0%         0%
  Dec-2010        100%          0%               0%                0%               0%            0%               0%         0%
  Dec-2011        100%          0%               0%                0%               0%            0%               0%         0%
  Dec-2012        100%          0%               0%                0%               0%            0%               0%         0%
  Dec-2013        100%          0%               0%                0%               0%            0%               0%         0%
  Dec-2014         87%          0%               0%                0%               0%            0%               0%         0%
  Dec-2015         68%          0%               0%                0%               0%            0%               0%         0%
  Dec-2016         46%          0%               0%                0%               0%            0%               0%         0%
  Dec-2017         24%          0%               0%                0%               0%            0%               0%         0%
  Dec-2018          8%          0%               0%                0%               0%            0%               0%         0%
  Dec-2019          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2020          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2021          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2022          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2023          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2024          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2025          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2026          0%          0%               0%                0%               0%            0%               0%         0%
  Dec-2027          0%          0%               0%                0%               0%            0%               0%         0%
WAL Years          18.84        8.33             5.95              4.57             4.01          4.01             4.01       3.24



                             Computational Materials

Decrement Tables: Class A-5
TO MATURITY

FRM           0% PPC     0% PPC      75% PPC          100% PPC         130% PPC          140% PPC         160% PPC     200% PPC
ARM           0% CPR     5% CPR      20% CPR           25% CPR          30% CPR           32% CPR          36% CPR      48% CPR
   Dec-97       100%       100%         100%              100%             100%              100%             100%         100%
   Dec-98       100%       100%         100%              100%             100%              100%             100%         100%
   Dec-99       100%       100%         100%              100%             100%              100%             100%         100%
 Dec-2000       100%       100%         100%              100%             100%              100%             100%         100%
 Dec-2001       100%       100%         100%              100%             100%              100%             100%          91%
 Dec-2002       100%       100%         100%              100%              61%               61%              61%           0%
 Dec-2003       100%       100%         100%                0%               0%                0%               0%           0%
 Dec-2004       100%       100%          78%                0%               0%                0%               0%           0%
 Dec-2005       100%       100%           0%                0%               0%                0%               0%           0%
 Dec-2006       100%       100%           0%                0%               0%                0%               0%           0%
 Dec-2007       100%        50%           0%                0%               0%                0%               0%           0%
 Dec-2008       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2009       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2010       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2011       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2012       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2013       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2014       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2015       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2016       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2017       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2018       100%         0%           0%                0%               0%                0%               0%           0%
 Dec-2019        67%         0%           0%                0%               0%                0%               0%           0%
 Dec-2020         0%         0%           0%                0%               0%                0%               0%           0%
 Dec-2021         0%         0%           0%                0%               0%                0%               0%           0%
 Dec-2022         0%         0%           0%                0%               0%                0%               0%           0%
 Dec-2023         0%         0%           0%                0%               0%                0%               0%           0%
 Dec-2024         0%         0%           0%                0%               0%                0%               0%           0%
 Dec-2025         0%         0%           0%                0%               0%                0%               0%           0%
 Dec-2026         0%         0%           0%                0%               0%                0%               0%           0%
 Dec-2027         0%         0%           0%                0%               0%                0%               0%           0%
WAL Years         22.27      10.02        7.20              5.53             5.10              5.10             5.10         4.23



                             Computational Materials

Decrement Tables: Class A-6
TO MATURITY

FRM             0% PPC      50% PPC       75% PPC      100% PPC    130% PPC          140% PPC         160% PPC          200% PPC
ARM             0% CPR      15% CPR       20% CPR       25% CPR     30% CPR           32% CPR          36% CPR           48% CPR
     Dec-97       100%         100%          100%          100%        100%              100%             100%              100%
     Dec-98       100%         100%          100%          100%        100%              100%             100%              100%
     Dec-99       100%         100%          100%          100%        100%              100%             100%              100%
   Dec-2000       100%         100%          100%          100%        100%              100%             100%              100%
   Dec-2001       100%         100%          100%          100%        100%              100%             100%              100%
   Dec-2002       100%         100%          100%          100%        100%              100%             100%               76%
   Dec-2003       100%         100%          100%           84%         77%               77%              77%               43%
   Dec-2004       100%         100%          100%           48%         48%               48%              48%               22%
   Dec-2005       100%         100%           75%           28%         28%               28%              28%               10%
   Dec-2006       100%         100%           32%           15%         15%               15%              15%                3%
   Dec-2007       100%         100%            7%            7%          7%                7%               7%                0%
   Dec-2008       100%          79%            2%            2%          2%                2%               2%                0%
   Dec-2009       100%          46%            0%            0%          0%                0%               0%                0%
   Dec-2010       100%          16%            0%            0%          0%                0%               0%                0%
   Dec-2011       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2012       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2013       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2014       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2015       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2016       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2017       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2018       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2019       100%           0%            0%            0%          0%                0%               0%                0%
   Dec-2020        99%           0%            0%            0%          0%                0%               0%                0%
   Dec-2021        72%           0%            0%            0%          0%                0%               0%                0%
   Dec-2022        42%           0%            0%            0%          0%                0%               0%                0%
   Dec-2023         8%           0%            0%            0%          0%                0%               0%                0%
   Dec-2024         0%           0%            0%            0%          0%                0%               0%                0%
   Dec-2025         0%           0%            0%            0%          0%                0%               0%                0%
   Dec-2026         0%           0%            0%            0%          0%                0%               0%                0%
   Dec-2027         0%           0%            0%            0%          0%                0%               0%                0%
WAL Years         24.71        11.93          8.71          7.37        7.31              7.31             7.31              6.09



                             Computational Materials

Decrement Tables: Class A-7
TO MATURITY

FRM            0% PPC      50% PPC      75% PPC      100% PPC         130% PPC          140% PPC         160% PPC          200% PPC
ARM            0% CPR      15% CPR      20% CPR       25% CPR          30% CPR           32% CPR          36% CPR           48% CPR
    Dec-97       100%         100%         100%          100%             100%              100%             100%              100%
    Dec-98       100%          88%          78%           69%              61%               61%              61%               61%
    Dec-99       100%          61%          43%           25%              10%               10%              10%                0%
  Dec-2000       100%          38%          13%            0%               0%                0%               0%                0%
  Dec-2001       100%          18%           0%            0%               0%                0%               0%                0%
  Dec-2002        99%           0%           0%            0%               0%                0%               0%                0%
  Dec-2003        95%           0%           0%            0%               0%                0%               0%                0%
  Dec-2004        92%           0%           0%            0%               0%                0%               0%                0%
  Dec-2005        87%           0%           0%            0%               0%                0%               0%                0%
  Dec-2006        82%           0%           0%            0%               0%                0%               0%                0%
  Dec-2007        77%           0%           0%            0%               0%                0%               0%                0%
  Dec-2008        71%           0%           0%            0%               0%                0%               0%                0%
  Dec-2009        65%           0%           0%            0%               0%                0%               0%                0%
  Dec-2010        58%           0%           0%            0%               0%                0%               0%                0%
  Dec-2011        51%           0%           0%            0%               0%                0%               0%                0%
  Dec-2012         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2013         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2014         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2015         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2016         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2017         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2018         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2019         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2020         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2021         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2022         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2023         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2024         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2025         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2026         0%           0%           0%            0%               0%                0%               0%                0%
  Dec-2027         0%           0%           0%            0%               0%                0%               0%                0%
WAL Years       12.43         2.60         1.88          1.48             1.25              1.25             1.25              1.15



                             Computational Materials

Decrement Tables: Class A-8
TO MATURITY

FRM             0% PPC      50% PPC      75% PPC      100% PPC     130% PPC          140% PPC         160% PPC          200% PPC
ARM             0% CPR      15% CPR      20% CPR       25% CPR      30% CPR           32% CPR          36% CPR           48% CPR
    Dec-97        100%         100%         100%          100%         100%              100%             100%              100%
    Dec-98        100%         100%         100%          100%         100%              100%             100%              100%
    Dec-99        100%         100%         100%          100%         100%              100%             100%               94%
  Dec-2000        100%         100%         100%           90%          69%               69%              69%               49%
  Dec-2001        100%         100%          87%           60%          47%               47%              47%               32%
  Dec-2002        100%          99%          64%           38%          30%               30%              30%               19%
  Dec-2003        100%          80%          46%           21%          19%               19%              19%               10%
  Dec-2004        100%          65%          31%           12%          12%               12%              12%                5%
  Dec-2005        100%          51%          18%            7%           7%                7%               7%                3%
  Dec-2006        100%          39%           8%            4%           4%                4%               4%                1%
  Dec-2007        100%          29%           2%            2%           2%                2%               2%                0%
  Dec-2008        100%          19%           1%            1%           1%                1%               1%                0%
  Dec-2009        100%          11%           0%            0%           0%                0%               0%                0%
  Dec-2010        100%           4%           0%            0%           0%                0%               0%                0%
  Dec-2011        100%           0%           0%            0%           0%                0%               0%                0%
  Dec-2012         68%           0%           0%            0%           0%                0%               0%                0%
  Dec-2013         64%           0%           0%            0%           0%                0%               0%                0%
  Dec-2014         59%           0%           0%            0%           0%                0%               0%                0%
  Dec-2015         53%           0%           0%            0%           0%                0%               0%                0%
  Dec-2016         47%           0%           0%            0%           0%                0%               0%                0%
  Dec-2017         40%           0%           0%            0%           0%                0%               0%                0%
  Dec-2018         35%           0%           0%            0%           0%                0%               0%                0%
  Dec-2019         30%           0%           0%            0%           0%                0%               0%                0%
  Dec-2020         24%           0%           0%            0%           0%                0%               0%                0%
  Dec-2021         18%           0%           0%            0%           0%                0%               0%                0%
  Dec-2022         10%           0%           0%            0%           0%                0%               0%                0%
  Dec-2023          2%           0%           0%            0%           0%                0%               0%                0%
  Dec-2024          0%           0%           0%            0%           0%                0%               0%                0%
  Dec-2025          0%           0%           0%            0%           0%                0%               0%                0%
  Dec-2026          0%           0%           0%            0%           0%                0%               0%                0%
  Dec-2027          0%           0%           0%            0%           0%                0%               0%                0%
WAL Years          19.11         8.48         6.10          4.86         4.43              4.43             4.43              3.66



                             Computational Materials

Decrement Tables: Class A-9
TO MATURITY

FRM               0% PPC      50% PPC      75% PPC    100% PPC     130% PPC          140% PPC         160% PPC          200% PPC
ARM               0% CPR      15% CPR      20% CPR     25% CPR      30% CPR           32% CPR          36% CPR           48% CPR
     Dec-97         100%         100%         100%        100%         100%              100%             100%              100%
     Dec-98         100%         100%         100%        100%          50%                0%               0%                0%
     Dec-99         100%         100%         100%        100%          18%                0%               0%                0%
   Dec-2000         100%         100%         100%        100%           8%                0%               0%                0%
   Dec-2001         100%         100%         100%        100%           0%                0%               0%                0%
   Dec-2002         100%         100%         100%        100%           0%                0%               0%                0%
   Dec-2003         100%         100%         100%        100%           0%                0%               0%                0%
   Dec-2004         100%         100%         100%         25%           0%                0%               0%                0%
   Dec-2005         100%         100%         100%          0%           0%                0%               0%                0%
   Dec-2006         100%         100%         100%          0%           0%                0%               0%                0%
   Dec-2007         100%         100%          58%          0%           0%                0%               0%                0%
   Dec-2008         100%         100%           0%          0%           0%                0%               0%                0%
   Dec-2009         100%         100%           0%          0%           0%                0%               0%                0%
   Dec-2010         100%         100%           0%          0%           0%                0%               0%                0%
   Dec-2011         100%          56%           0%          0%           0%                0%               0%                0%
   Dec-2012         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2013         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2014         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2015         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2016         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2017         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2018         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2019         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2020         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2021         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2022         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2023         100%           0%           0%          0%           0%                0%               0%                0%
   Dec-2024           0%           0%           0%          0%           0%                0%               0%                0%
   Dec-2025           0%           0%           0%          0%           0%                0%               0%                0%
   Dec-2026           0%           0%           0%          0%           0%                0%               0%                0%
   Dec-2027           0%           0%           0%          0%           0%                0%               0%                0%
WAL Years           26.59        14.08        10.10        6.78         1.25              0.53             0.36              0.30



                             Computational Materials

Decrement Tables: Class A-10
TO MATURITY

FRM               0% PPC        50% PPC      75% PPC      100% PPC       130% PPC          140% PPC         160% PPC      200% PPC
ARM               0% CPR        15% CPR      20% CPR       25% CPR        30% CPR           32% CPR          36% CPR       48% CPR
     Dec-97         100%           100%         100%          100%           100%              100%             100%          100%
     Dec-98         100%           100%         100%          100%           100%               95%              68%            3%
     Dec-99         100%           100%         100%          100%           100%               81%              37%            0%
   Dec-2000         100%           100%         100%          100%           100%               76%              29%            0%
   Dec-2001         100%           100%         100%          100%            85%               63%              24%            0%
   Dec-2002         100%           100%         100%          100%            73%               53%              19%            0%
   Dec-2003         100%           100%         100%          100%            60%               43%              15%            0%
   Dec-2004         100%           100%         100%          100%            49%               35%              12%            0%
   Dec-2005         100%           100%         100%           87%            39%               28%              10%            0%
   Dec-2006         100%           100%         100%           72%            31%               22%               7%            0%
   Dec-2007         100%           100%         100%           58%            24%               16%               5%            0%
   Dec-2008         100%           100%          93%           47%            18%               12%               3%            0%
   Dec-2009         100%           100%          77%           37%            13%                8%               2%            0%
   Dec-2010         100%           100%          62%           27%             8%                4%               0%            0%
   Dec-2011         100%           100%          50%           19%             4%                1%               0%            0%
   Dec-2012         100%            45%          17%            4%             0%                0%               0%            0%
   Dec-2013         100%            37%          12%            2%             0%                0%               0%            0%
   Dec-2014         100%            30%           9%            0%             0%                0%               0%            0%
   Dec-2015         100%            24%           6%            0%             0%                0%               0%            0%
   Dec-2016         100%            19%           3%            0%             0%                0%               0%            0%
   Dec-2017         100%            14%           1%            0%             0%                0%               0%            0%
   Dec-2018         100%            11%           0%            0%             0%                0%               0%            0%
   Dec-2019         100%             8%           0%            0%             0%                0%               0%            0%
   Dec-2020         100%             6%           0%            0%             0%                0%               0%            0%
   Dec-2021         100%             4%           0%            0%             0%                0%               0%            0%
   Dec-2022         100%             2%           0%            0%             0%                0%               0%            0%
   Dec-2023         100%             0%           0%            0%             0%                0%               0%            0%
   Dec-2024          97%             0%           0%            0%             0%                0%               0%            0%
   Dec-2025          66%             0%           0%            0%             0%                0%               0%            0%
   Dec-2026          30%             0%           0%            0%             0%                0%               0%            0%
   Dec-2027           0%             0%           0%            0%             0%                0%               0%            0%
WAL Years           28.44          16.66        13.90          11.10           7.54              5.86             2.85          0.64



                             Computational Materials

Decrement Tables: Class B
TO MATURITY

FRM                0% PPC       50% PPC     75% PPC      100% PPC         130% PPC          140% PPC         160% PPC     200% PPC
ARM                0% CPR       15% CPR     20% CPR       25% CPR          30% CPR           32% CPR          36% CPR      48% CPR
     Dec-97        100%          100%        100%          100%             100%              100%             100%         100%
     Dec-98        100%          100%        100%          100%             100%              100%             100%         100%
     Dec-99        100%          100%        100%          100%             100%              100%             100%         100%
   Dec-2000        100%          100%        100%          100%             100%              100%             100%         100%
   Dec-2001        100%          100%        100%           83%              63%               56%              45%          21%
   Dec-2002        100%          100%         87%           65%              45%               39%              26%           6%
   Dec-2003        100%          100%         71%           50%              29%               22%              12%           0%
   Dec-2004        100%           87%         59%           38%              16%               11%               2%           0%
   Dec-2005        100%           76%         48%           26%               7%                3%               0%           0%
   Dec-2006        100%           66%         39%           16%               1%                0%               0%           0%
   Dec-2007        100%           57%         29%            9%               0%                0%               0%           0%
   Dec-2008        100%           49%         21%            3%               0%                0%               0%           0%
   Dec-2009        100%           42%         14%            0%               0%                0%               0%           0%
   Dec-2010        100%           34%          8%            0%               0%                0%               0%           0%
   Dec-2011        100%           27%          3%            0%               0%                0%               0%           0%
   Dec-2012         90%            2%          0%            0%               0%                0%               0%           0%
   Dec-2013         86%            0%          0%            0%               0%                0%               0%           0%
   Dec-2014         82%            0%          0%            0%               0%                0%               0%           0%
   Dec-2015         77%            0%          0%            0%               0%                0%               0%           0%
   Dec-2016         72%            0%          0%            0%               0%                0%               0%           0%
   Dec-2017         66%            0%          0%            0%               0%                0%               0%           0%
   Dec-2018         62%            0%          0%            0%               0%                0%               0%           0%
   Dec-2019         58%            0%          0%            0%               0%                0%               0%           0%
   Dec-2020         53%            0%          0%            0%               0%                0%               0%           0%
   Dec-2021         48%            0%          0%            0%               0%                0%               0%           0%
   Dec-2022         41%            0%          0%            0%               0%                0%               0%           0%
   Dec-2023         32%            0%          0%            0%               0%                0%               0%           0%
   Dec-2024         22%            0%          0%            0%               0%                0%               0%           0%
   Dec-2025         10%            0%          0%            0%               0%                0%               0%           0%
   Dec-2026          0%            0%          0%            0%               0%                0%               0%           0%
   Dec-2027          0%            0%          0%            0%               0%                0%               0%           0%
WAL Years          22.53         10.95        8.31          6.42             5.05              4.72             4.21         3.57


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

AVAILABLE FUNDS CAP

                              Available
   PERIOD        DATE         FUNDS CAP      EXCESS
   ------        ----         ---------      ------
     1         01/15/98        7.465%        1.624%
     2         02/15/98        7.453%        1.609%
     3         03/15/98        7.424%        1.573%
     4         04/15/98        7.402%        1.544%
     5         05/15/98        7.375%        1.509%
     6         06/15/98        7.333%        1.463%
     7         07/15/98        9.198%        3.325%
     8         08/15/98        9.187%        3.309%
     9         09/15/98        9.177%        3.293%
     10        10/15/98        9.176%        3.285%
     11        11/15/98        9.172%        3.274%
     12        12/15/98        9.159%        3.253%
     13        01/15/99        9.139%        3.228%
     14        02/15/99        9.119%        3.202%
     15        03/15/99        9.097%        3.175%
     16        04/15/99        9.082%        3.154%
     17        05/15/99        9.064%        3.131%
     18        06/15/99        9.043%        3.103%
     19        07/15/99        9.943%        4.015%
     20        08/15/99        9.944%        4.010%
     21        09/15/99        9.944%        4.005%
     22        10/15/99        9.944%        3.999%
     23        11/15/99        10.240%       4.289%
     24        12/15/99        10.240%       4.282%
     25       01/15/2000       10.239%       4.276%
     26       02/15/2000       10.239%       4.269%
     27       03/15/2000       10.238%       4.262%
     28       04/15/2000       10.238%       4.254%
     29       05/15/2000       10.237%       4.247%
     30       06/15/2000       10.237%       4.240%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

AVAILABLE FUNDS CAP

                              Available
   PERIOD        DATE         FUNDS CAP    EXCESS
   ------        ----         ---------    ------
     31         07/15/2000     10.236%       4.232%
     32         08/15/2000     10.236%       4.224%
     33         09/15/2000     10.236%       4.216%
     34         10/15/2000     10.235%       4.208%
     35         11/15/2000     10.286%       4.252%
     36         12/15/2000     10.285%       4.247%
     37         01/15/2001     10.285%       4.242%
     38         02/15/2001     10.283%       4.250%
     39         03/15/2001     10.283%       4.244%
     40         04/15/2001     10.282%       4.241%
     41         05/15/2001     10.281%       4.238%
     42         06/15/2001     10.280%       4.237%
     43         07/15/2001     10.280%       4.237%
     44         08/15/2001     10.279%       4.237%
     45         09/15/2001     10.278%       4.237%
     46         10/15/2001     10.278%       4.236%
     47         11/15/2001     10.277%       4.236%
     48         12/15/2001     10.276%       4.236%
     49         01/15/2002     10.275%       4.235%
     50         02/15/2002     10.275%       4.235%
     51         03/15/2002     10.274%       4.234%
     52         04/15/2002     10.273%       4.233%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

AVAILABLE FUNDS CAP

                              Available
   PERIOD        DATE         FUNDS CAP    EXCESS
   ------        ----         ---------    ------
     53         05/15/2002     10.273%       4.233%
     54         06/15/2002     10.272%       4.232%
     55         07/15/2002     10.271%       4.231%
     56         08/15/2002     10.271%       4.230%
     57         09/15/2002     10.270%       4.229%
     58         10/15/2002     10.269%       4.228%
     59         11/15/2002     10.269%       4.227%
     60         12/15/2002     10.268%       4.227%
     61         01/15/2003     10.267%       4.226%
     62         02/15/2003     10.267%       4.225%
     63         03/15/2003     10.266%       4.224%
     64         04/15/2003     10.265%       4.223%
     65         05/15/2003     10.265%       4.223%
     66         06/15/2003     10.264%       4.223%
     67         07/15/2003     10.263%       4.225%
     68         08/15/2003     10.262%       4.227%
     69         09/15/2003     10.262%       4.230%
     70         10/15/2003     10.261%       4.232%
     71         11/15/2003     10.260%       4.234%
     72         12/15/2003     10.259%       4.236%
     73         01/15/2004     10.259%       4.239%
     74         02/15/2004     10.258%       4.241%
     75         03/15/2004     10.257%       4.243%
     76         04/15/2004     10.257%       4.246%
     77         05/15/2004     10.256%       4.248%
     78         06/15/2004     10.255%       4.250%
     79         07/15/2004     10.254%       4.253%
     80         08/15/2004     10.254%       4.255%
     81         09/15/2004     10.253%       4.257%
     82         10/15/2004     10.252%       4.260%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

AVAILABLE FUNDS CAP

                              Available
   PERIOD        DATE         FUNDS CAP      EXCESS
   ------        ----         ---------      ------
     83         11/15/2004     10.251%       4.264%
     84         12/15/2004     10.251%       4.267%
     85         01/15/2005     10.250%       4.270%
     86         02/15/2005     10.249%       4.273%
     87         03/15/2005     10.248%       4.277%
     88         04/15/2005     10.248%       4.264%
     89         05/15/2005     10.247%       4.267%
     90         06/15/2005     10.246%       4.271%
     91         07/15/2005     10.245%       4.275%
     92         08/15/2005     10.244%       4.279%
     93         09/15/2005     10.244%       4.283%
     94         10/15/2005     10.243%       4.287%
     95         11/15/2005     10.242%       4.291%
     96         12/15/2005     10.241%       4.295%
     97         01/15/2006     10.240%       4.299%
     98         02/15/2006     10.240%       4.303%
     99         03/15/2006     10.239%       4.307%
    100         04/15/2006     10.238%       4.312%
    101         05/15/2006     10.237%       4.316%
    102         06/15/2006     10.236%       4.321%
    103         07/15/2006     10.235%       4.325%
    104         08/15/2006     10.234%       4.330%
    105         09/15/2006     10.234%       4.335%
    106         10/15/2006     10.233%       4.340%
    107         11/15/2006     10.232%       4.345%
    108         12/15/2006     10.231%       4.350%
    109         01/15/2007     10.230%       4.356%
    110         02/15/2007     10.229%       4.361%
    111         03/15/2007     10.228%       4.365%
    112         04/15/2007     10.227%       4.368%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials

AVAILABLE FUNDS CAP

                              Available
   PERIOD        DATE         FUNDS CAP      EXCESS
   ------        ----         ---------      ------
    113         05/15/2007     10.226%       4.370%
    114         06/15/2007     10.226%       4.372%
    115         07/15/2007     10.225%       4.374%
    116         08/15/2007     10.224%       4.376%
    117         09/15/2007     10.223%       4.379%
    118         10/15/2007     10.222%       4.381%
    119         11/15/2007     10.221%       4.383%
    120         12/15/2007     10.220%       4.385%
    121         01/15/2008     10.219%       4.388%
    122         02/15/2008     10.219%       4.390%
    123         03/15/2008     10.218%       4.393%
    124         04/15/2008     10.217%       4.395%
    125         05/15/2008     10.216%       4.398%
    126         06/15/2008     10.215%       4.400%
    127         07/15/2008     10.213%       4.403%
    128         08/15/2008     10.212%       4.406%
    129         09/15/2008     10.211%       4.408%
    130         10/15/2008     10.210%       4.411%
    131         11/15/2008     10.209%       4.414%
    132         12/15/2008     10.208%       4.417%
    133         01/15/2009     10.207%       4.420%
    134         02/15/2009     10.205%       4.423%
    135         03/15/2009     10.204%       4.427%
    136         04/15/2009     10.203%       4.430%
    137         05/15/2009     10.201%       4.433%
    138         06/15/2009     10.200%       4.437%
    139         07/15/2009     10.198%       4.440%
    140         08/15/2009     10.197%       4.444%
    141         09/15/2009     10.195%       4.448%
    142         10/15/2009     10.193%       4.451%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5

                             Computational Materials
AVAILABLE FUNDS CAP

                              Available
   PERIOD        DATE         FUNDS CAP      EXCESS
   ------        ----         ---------      ------
    143         11/15/2009     10.192%       4.449%
    144         12/15/2009     10.190%       4.448%
    145         01/15/2010     10.188%       4.446%
    146         02/15/2010     10.186%       4.444%
    147         03/15/2010     10.184%       4.442%
    148         04/15/2010     10.182%       4.439%
    149         05/15/2010     10.179%       4.437%
    150         06/15/2010     10.177%       4.435%
    151         07/15/2010     10.174%       4.432%
    152         08/15/2010     10.172%       4.429%
    153         09/15/2010     10.169%       4.427%
    154         10/15/2010     10.166%       4.424%
    155         11/15/2010     10.163%       4.421%
    156         12/15/2010     10.159%       4.417%
    157         01/15/2011     10.156%       4.414%
    158         02/15/2011     10.152%       4.410%
    159         03/15/2011     10.148%       4.406%
    160         04/15/2011     10.144%       4.401%
    161         05/15/2011     10.139%       4.397%
    162         06/15/2011     10.134%       4.392%
    163         07/15/2011     10.129%       4.387%
    164         08/15/2011     10.123%       4.381%
    165         09/15/2011     10.117%       4.374%
    166         10/15/2011     10.110%       4.368%
    167         11/15/2011     10.103%       4.360%
    168         12/15/2011     10.094%       4.352%
    169         01/15/2012     10.086%       4.343%
    170         02/15/2012     10.076%       4.334%
    171         03/15/2012     10.065%       4.323%
    172         04/15/2012     10.053%       4.311%
    173         05/15/2012     10.039%       4.297%
    174         06/15/2012     10.024%       4.282%
    175         07/15/2012     10.007%       4.265%
    176         08/15/2012     9.988%        4.245%
    177         09/15/2012     9.965%        4.223%
    178         10/15/2012     9.939%        4.197%

                             Computational Materials
AVAILABLE FUNDS CAP

                             Available
    PERIOD         DATE      FUNDS CAP        EXCESS
    ------         ----      ---------        ------
     179         11/15/2012   10.252%        10.752%
     180         12/15/2012   10.252%        10.752%
     181         01/15/2013   10.251%        10.751%
     182         02/15/2013   10.251%        10.751%
     183         03/15/2013   10.250%        10.750%
     184         04/15/2013   10.250%        10.750%
     185         05/15/2013   10.249%        10.749%
     186         06/15/2013   10.249%        10.749%
     187         07/15/2013   10.249%        10.749%
     188         08/15/2013   10.248%        10.748%
     189         09/15/2013   10.248%        10.748%
     190         10/15/2013   10.248%        10.748%
     191         11/15/2013   10.247%        10.747%
     192         12/15/2013   10.247%        10.747%
     193         01/15/2014   10.247%        10.747%
     194         02/15/2014   10.246%        10.746%
     195         03/15/2014   10.246%        10.746%
     196         04/15/2014   10.246%        10.746%
     197         05/15/2014   10.246%        10.746%
     198         06/15/2014   10.246%        10.746%
     199         07/15/2014   10.246%        10.746%
     200         08/15/2014   10.245%        10.745%
     201         09/15/2014   10.245%        10.745%
     202         10/15/2014   10.245%        10.745%
     203         11/15/2014   10.245%        10.745%
     204         12/15/2014   10.245%        10.745%

                             Computational Materials
AVAILABLE FUNDS CAP

                            Available
   PERIOD        DATE       FUNDS CAP          EXCESS
   ------        ----       ---------          ------
    205         01/15/2015     10.245%        10.745%
    206         02/15/2015     10.245%        10.745%
    207         03/15/2015     10.245%        10.745%
    208         04/15/2015     10.245%        10.745%
    209         05/15/2015     10.246%        10.746%
    210         06/15/2015     10.246%        10.746%
    211         07/15/2015     10.246%        10.746%
    212         08/15/2015     10.246%        10.746%
    213         09/15/2015     10.246%        10.746%
    214         10/15/2015     10.247%        10.747%
    215         11/15/2015     10.247%        10.747%
    216         12/15/2015     10.247%        10.747%
    217         01/15/2016     10.248%        10.748%
    218         02/15/2016     10.248%        10.748%
    219         03/15/2016     10.249%        10.749%
    220         04/15/2016     10.249%        10.749%
    221         05/15/2016     10.250%        10.750%
    222         06/15/2016     10.250%        10.750%
    223         07/15/2016     10.251%        10.751%
    224         08/15/2016     10.252%        10.752%
    225         09/15/2016     10.253%        10.753%
    226         10/15/2016     10.253%        10.753%
    227         11/15/2016     10.254%        10.754%
    228         12/15/2016     10.255%        10.755%
    229         01/15/2017     10.256%        10.756%
    230         02/15/2017     10.257%        10.757%
    231         03/15/2017     10.258%        10.758%

                             Computational Materials
AVAILABLE FUNDS CAP

                             Available
    PERIOD        DATE       FUNDS CAP        EXCESS
    ------        ----       ---------        ------
     232         04/15/2017   10.259%         10.759%
     233         05/15/2017   10.261%         10.761%
     234         06/15/2017   10.262%         10.762%
     235         07/15/2017   10.263%         10.763%
     236         08/15/2017   10.265%         10.765%
     237         09/15/2017   10.266%         10.766%
     238         10/15/2017   10.268%         10.768%
     239         11/15/2017   10.270%         10.770%
     240         12/15/2017   10.268%         10.768%
     241         01/15/2018   10.267%         10.767%
     242         02/15/2018   10.266%         10.766%
     243         03/15/2018   10.264%         10.764%
     244         04/15/2018   10.263%         10.763%
     245         05/15/2018   10.262%         10.762%
     246         06/15/2018   10.260%         10.760%
     247         07/15/2018   10.259%         10.759%
     248         08/15/2018   10.258%         10.758%
     249         09/15/2018   10.257%         10.757%
     250         10/15/2018   10.255%         10.755%
     251         11/15/2018   10.254%         10.754%
     252         12/15/2018   10.253%         10.753%
     253         01/15/2019   10.252%         10.752%
     254         02/15/2019   10.250%         10.750%
     255         03/15/2019   10.249%         10.749%
     256         04/15/2019   10.248%         10.748%
     257         05/15/2019   10.247%         10.747%

                             Computational Materials
AVAILABLE FUNDS CAP

                             Available
    PERIOD        DATE       FUNDS CAP         EXCESS
    ------        ----       ---------         ------
     258         06/15/2019   10.245%         10.745%
     259         07/15/2019   10.244%         10.744%
     260         08/15/2019   10.243%         10.743%
     261         09/15/2019   10.242%         10.742%
     262         10/15/2019   10.240%         10.740%
     263         11/15/2019   10.239%         10.739%
     264         12/15/2019   10.238%         10.738%
     265         01/15/2020   10.237%         10.737%
     266         02/15/2020   10.236%         10.736%
     267         03/15/2020   10.234%         10.734%
     268         04/15/2020   10.233%         10.733%
     269         05/15/2020   10.232%         10.732%
     270         06/15/2020   10.231%         10.731%
     271         07/15/2020   10.230%         10.730%
     272         08/15/2020   10.229%         10.729%
     273         09/15/2020   10.228%         10.728%
     274         10/15/2020   10.226%         10.726%
     275         11/15/2020   10.225%         10.725%
     276         12/15/2020   10.224%         10.724%
     277         01/15/2021   10.223%         10.723%
     278         02/15/2021   10.222%         10.722%
     279         03/15/2021   10.221%         10.721%

                             Computational Materials
AVAILABLE FUNDS CAP

                             Available
    PERIOD        DATE       FUNDS CAP        EXCESS
    ------        ----       ---------        ------
     280         04/15/2021   10.220%         10.720%
     281         05/15/2021   10.219%         10.719%
     282         06/15/2021   10.217%         10.717%
     283         07/15/2021   10.216%         10.716%
     284         08/15/2021   10.215%         10.715%
     285         09/15/2021   10.214%         10.714%
     286         10/15/2021   10.213%         10.713%
     287         11/15/2021   10.212%         10.712%
     288         12/15/2021   10.211%         10.711%
     289         01/15/2022   10.210%         10.710%
     290         02/15/2022   10.209%         10.709%
     291         03/15/2022   10.208%         10.708%
     292         04/15/2022   10.207%         10.707%
     293         05/15/2022   10.206%         10.706%
     294         06/15/2022   10.205%         10.705%
     295         07/15/2022   10.204%         10.704%
     296         08/15/2022   10.203%         10.703%
     297         09/15/2022   10.202%         10.702%
     298         10/15/2022   10.201%         10.701%

                             Computational Materials
AVAILABLE FUNDS CAP

                             Available
    PERIOD        DATE       FUNDS CAP      EXCESS
    ------        ----       ---------      ------
     299         11/15/2022   10.200%      10.700%
     300         12/15/2022   10.199%      10.699%
     301         01/15/2023   10.198%      10.698%
     302         02/15/2023   10.197%      10.697%
     303         03/15/2023   10.195%      10.695%
     304         04/15/2023   10.194%      10.694%
     305         05/15/2023   10.193%      10.693%
     306         06/15/2023   10.192%      10.692%
     307         07/15/2023   10.190%      10.690%
     308         08/15/2023   10.189%      10.689%
     309         09/15/2023   10.188%      10.688%
     310         10/15/2023   10.186%      10.686%
     311         11/15/2023   10.185%      10.685%
     312         12/15/2023   10.184%      10.684%
     313         01/15/2024   10.183%      10.683%
     314         02/15/2024   10.181%      10.681%
     315         03/15/2024   10.180%      10.680%
     316         04/15/2024   10.179%      10.679%
     317         05/15/2024   10.178%      10.678%
     318         06/15/2024   10.176%      10.676%
     319         07/15/2024   10.175%      10.675%
     320         08/15/2024   10.174%      10.674%
     321         09/15/2024   10.173%      10.673%
     322         10/15/2024   10.171%      10.671%
     323         11/15/2024   10.170%      10.670%
     324         12/15/2024   10.169%      10.669%

                             Computational Materials
AVAILABLE FUNDS CAP

                             Available
    PERIOD        DATE       FUNDS CAP        EXCESS
    ------        ----       ---------        ------
     325         01/15/2025   10.167%         10.667%
     326         02/15/2025   10.166%         10.666%
     327         03/15/2025   10.165%         10.665%
     328         04/15/2025   10.164%         10.664%
     329         05/15/2025   10.162%         10.662%
     330         06/15/2025   10.161%         10.661%
     331         07/15/2025   10.160%         10.660%
     332         08/15/2025   10.159%         10.659%
     333         09/15/2025   10.157%         10.657%
     334         10/15/2025   10.156%         10.656%
     335         11/15/2025   10.155%         10.655%
     336         12/15/2025   10.153%         10.653%
     337         01/15/2026   10.152%         10.652%
     338         02/15/2026   10.151%         10.651%
     339         03/15/2026   10.149%         10.649%
     340         04/15/2026   10.148%         10.648%
     341         05/15/2026   10.146%         10.646%
     342         06/15/2026   10.145%         10.645%
     343         07/15/2026   10.143%         10.643%
     344         08/15/2026   10.142%         10.642%
     345         09/15/2026   10.140%         10.640%
     346         10/15/2026   10.139%         10.639%
     347         11/15/2026   10.137%         10.637%
     348         12/15/2026   10.135%         10.635%
     349         01/15/2027   10.133%         10.633%
     350         02/15/2027   10.131%         10.631%
     351         03/15/2027   10.129%         10.629%
     352         04/15/2027   10.126%         10.626%
     353         05/15/2027   10.123%         10.623%
     354         06/15/2027   10.118%         10.618%
     355         07/15/2027   10.113%         10.613%
     356         08/15/2027   10.104%         10.604%
     357         09/15/2027   10.090%         10.590%
     358         10/15/2027   10.076%         10.576%
     359         11/15/2027    0.000%          0.000%
     360         12/15/2027    0.000%          0.000%